ANNUAL REPORT
OCTOBER 31, 2000


[GRAPHIC OMITTED: ACORN, COLUMN, GRADUATION CAP, HAND SHAKE]


     GALAXY MONEY MARKET FUNDS

     GALAXY FUNDS



                GALAXY MONEY MARKET FUND

                GALAXY GOVERNMENT FUND

                GALAXY U.S. TREASURY FUND

                GALAXY TAX-EXEMPT FUND

                GALAXY CONNECTICUT MUNICIPAL
                MONEY MARKET FUND

                GALAXY MASSACHUSETTS MUNICIPAL
                MONEY MARKET FUND



                        [GRAPHIC OMITTED: GALAXY LOGO]
                                                        GALAXY
                                                        FUNDS

CHAIRMAN'S MESSAGE

[BEGIN SIDEBAR]
MUTUAL FUNDS:

(BULLET) ARE NOT BANK DEPOSITS
(BULLET) ARE NOT FDIC INSURED
(BULLET) ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK
(BULLET) ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE
         PRINCIPAL AMOUNT INVESTED
[END SIDEBAR]

Dear Shareholder:

     Enclosed is the annual report for the Galaxy Money Market Funds for the fiscal year ended October 31, 2000. The report includes a Market Overview that discusses the economic and market conditions that may have affected your investments during this time. The Market Overview is followed by reviews of both the Galaxy Taxable Money Market Funds and the Galaxy Tax-Exempt Money Market Funds that describe how Fleet Investment Advisors Inc. ("FIA") managed the Funds' portfolios in this climate. Financial statements and a list of portfolio holdings for each of the Funds as of October 31, 2000 appear at the end of this report.

     In the wake of continued economic strength that threatened higher inflation, the Federal Reserve (the "Fed") raised short-term interest rates by 125 basis points (1.25%) over the past year. Besides pushing money market yields higher, the hikes in short-term rates eventually caused economic growth to slow enough to keep inflation at bay. In the meantime, volatility increased for stocks, bonds, and money market instruments. While such volatility can be unnerving, even for experienced investors, such short-term fluctuations are quite normal and should not deter you from the strategy you've set to meet long-term financial goals with your money market investments and other assets.

     The Galaxy Funds have taken several steps to help you reach those goals. With the completion of the reorganization of the Boston 1784 Funds into the Galaxy Funds in June 2000, you now have a broader range of funds from which to choose in diversifying your portfolios. As assets from the Boston 1784 Funds were transferred to existing Galaxy Funds in connection with the reorganization, FIA made the portfolio adjustments necessary in seeking to achieve each Fund's investment objective. In implementing such adjustments, FIA sought to make the most of current market conditions and to maximize each Fund's returns.

     Going forward, Keith Banks, FIA's new Chief Investment Officer, will oversee the portfolio management of the Galaxy Money Market Funds and other funds in the Galaxy family. Mr. Banks was the former managing director and head of U.S. equities for J.P. Morgan Investment Management.

     If you would like to know more about the expanded array of Galaxy Funds, or you have questions about the information in this report, please contact the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252) or visit us at www.galaxyfunds.com. You may also consult your financial advisor.

      Sincerely,


      /S/ SIGNATURE DWIGHT E. VICKS, JR.


      Dwight E. Vicks, Jr.
      Chairman of the Board of Trustees

MARKET OVERVIEW

[BEGIN SIDEBAR]
"UNCERTAINTY AS TO WHEN THE FED WOULD RAISE RATES CAUSED INCREASED VOLATILITY IN MONEY MARKET YIELDS AT VARIOUS POINTS DURING THE REPORTING PERIOD."
[END SIDEBAR]

MONEY MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.

     With a total increase of 125 basis points (1.25%) in short-term interest rates by the the Fed during the 12 months ended October 31, 2000, money market yields moved significantly higher. Most of the movement occurred in the first half of the reporting period, when strong economic growth posed the greatest threat of inflation and forced a series of rate hikes by the Fed. Once it appeared that higher interest rates were slowing growth enough to keep inflation at bay, the Fed put further rate hikes on hold and money market yields became more stable.
     Uncertainty as to when the Fed would raise rates caused increased volatility in money market yields at various points during the reporting period. By adjusting the mix of investments in the Galaxy Money Market Funds to take advantage of these fluctuations and the overall increase in yields, we helped the Funds earn competitive returns for the 12-month period.

INFLATION THREAT PROMPTS RATE HIKES
     When the reporting period began at the start of November 1999, the annual rate of inflation was about 2.6% and three-month Treasury bills were yielding 5.1%. During the fourth quarter of 1999, the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, grew at an annualized rate of 7.3%.
     With growth significantly higher than the 5.5% rate for the third quarter, it became clear to the Fed and investors that two earlier increases in short-term interest rates of 25 basis points each had not been enough to cool the economy. Short-term yields rose through November 16, when the Fed imposed the last 25 basis point rate hike of 1999.
     Although GDP growth slowed to 4.8% in the first quarter of 2000, further upward pressure on inflation from a tight labor market and rising energy costs forced the Fed to raise short-term rates by 25 basis points each at meetings in February and March. The impact of higher rates on growth was offset, however, by the "wealth effect" of a strong stock market that sustained the demand for goods and services. By March, inflation had risen to 3.7% and yields for 3-month Treasuries had topped 5.8%.
     As GDP growth remained robust at 5.6% in the second quarter of 2000, the Fed boosted short-term rates by 50 basis points in May resulting in higher money market yields. In the third quarter, growth slowed to an estimated rate of 2.7%, the Fed put further rate hikes on hold, and money market yields stabilized. Short-term yields remained stable through the end of the reporting period on October 31, 2000, when the yield for 3-month Treasuries stood at 6.2%.

MAKING THE MOST OF RISING YIELDS
     When yields were rising over the first six months of the reporting period, we used a barbelled maturity structure for investments in the Galaxy Taxable Money Market Funds that focused on issues at the shorter and longer ends of the maturity spectrum. This strategy gave the Funds an average weighted maturity that was slightly longer than that of their peer groups and helped the Funds maximize yields, while remaining flexible as yields continued to rise. In addition, we purchased investments that matured around the dates of future Fed meetings, which let us pick up any extra yield from possible rate hikes.
     In the last few months of the period, as short-term yields stabilized and the yield curve flattened, we abandoned the barbelled maturity structure. With the yields on one-year maturities about the same as those for two-month issues we gave greater emphasis to short-term investments.
     As changes in market supply and demand caused the yields for tax-exempt securities to fluctuate during the reporting period, we adjusted the maturities and mix of investments in the Galaxy Tax-Exempt Money Market Funds to make the most of these changes. Like the Galaxy Taxable Money Market Funds, the Galaxy Tax-Exempt Money Market Funds benefited from positions in variable rate issues, as short-term yields rose over the period.

PERFORMANCE AT-A-GLANCE As of October 31, 2000


[BEGIN SIDEBAR]
"SLOWER GROWTH, COMBINED WITH CONTINUED GAINS IN PRODUCTIVITY, SHOULD HELP OFFSET FURTHER UPWARD PRESSURE ON INFLATION FROM A TIGHT LABOR SUPPLY." [END SIDEBAR]

                                                RETAIL A     RETAIL B       TRUST         BKB
                                                 SHARES       SHARES       SHARES       SHARES
                                                --------     --------     --------     --------
      GALAXY MONEY MARKET FUND
           7-day average yield................    6.02%        5.29%        6.19%        6.05%
           30-day average yield...............    6.00%        5.28%        6.17%        6.04%

      GALAXY GOVERNMENT FUND
           7-day average yield................    5.91%          N/A        6.08%          N/A
           30-day average yield...............    5.89%          N/A        6.07%          N/A

      GALAXY U.S. TREASURY FUND
           7-day average yield................    5.68%          N/A        5.85%        5.72%
           30-day average yield...............    5.65%          N/A        5.82%        5.69%

      GALAXY TAX-EXEMPT FUND
           7-day average yield................    3.75%          N/A        3.88%        3.83%
           30-day average yield...............    3.65%          N/A        3.79%        3.74%

      GALAXY CONNECTICUT MUNICIPAL
      MONEY MARKET FUND
           7-day average yield................    3.51%          N/A          N/A          N/A
           30-day average yield...............    3.41%          N/A          N/A          N/A

      GALAXY MASSACHUSETTS MUNICIPAL
      MONEY MARKET FUND
           7-day average yield................    3.70%          N/A          N/A          N/A
           30-day average yield...............    3.62%          N/A          N/A          N/A




     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENTS IN THE GALAXY MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. YIELDS ARE HISTORICAL AND WILL VARY WITH MARKET PERFORMANCE.
     RETAIL A SHARES AND BKB SHARES ARE CURRENTLY SUBJECT TO A SHAREHOLDER SERVICING FEE OF 0.10% OF AVERAGE DAILY NET ASSETS. RETAIL B SHARES ARE CURRENTLY SUBJECT TO A DISTRIBUTION FEE OF 0.65% OF AVERAGE DAILY NET ASSETS AND A SHAREHOLDER SERVICING FEE OF 0.10% OF AVERAGE DAILY NET ASSETS. (SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.)

FUTURE STRATEGIES
     It appears that higher short-term rates have finally caused the "soft landing" in economic growth sought by the Fed. While the slowdown may last somewhat longer than investors initially expected, we expect GDP growth to average a healthy annual rate of 3.0% to 3.5% for 2001. As a result, we do not believe that the Fed will need to stimulate growth with lower short-term rates in the foreseeable future.
     Slower growth, combined with continued gains in productivity, should help offset further upward pressure on inflation from a tight labor supply. In this environment, we expect inflation to remain near 3.5%.
     If we believe that short-term rates may fall, we will consider adding longer-term investments to lock in higher yields. We plan to continue using floating-rate issues even if rates fall, as these investments typically perform well.

PORTFOLIO REVIEWS

[PHOTO OMITTED: KAREN ARNEIL]

[BEGIN SIDEBAR]
KAREN ARNEIL HAS MANAGED THE GALAXY TAXABLE MONEY MARKET FUNDS AND THE
GALAXY TAX-EXEMPT MONEY MARKET FUNDS SINCE SEPTEMBER 1996. SHE HAS MANAGED MONEY MARKET INVESTMENTS SINCE 1993.
[END SIDEBAR]

GALAXY TAXABLE MONEY MARKET FUNDS
BY KAREN ARNEIL
PORTFOLIO MANAGER
     As a stronger-than-expected economy threatened higher inflation and prompted the Fed to raise short-term interest rates, we remained committed to securities with good liquidity and superior credit characteristics in the Galaxy Taxable Money Market Funds - which include the Galaxy Money Market Fund, the Galaxy Government Fund and the Galaxy U.S. Treasury Fund. This strategy, plus efforts to maximize yield opportunities within individual market sectors, helped the Funds enjoy good relative performance for the 12 months ended October 31, 2000.
     For the 12 months ended October 31, 2000, Trust Shares of the Galaxy Money Market Fund had a total return of 5.95%, and Retail A Shares of the Fund earned a total return of 5.77%. During the same period, Retail B Shares of the Fund earned a total return of 5.01% before deducting the maximum 5.00% contingent deferred sales charge, and a total return of 0.01% after deducting the 5.00% contingent deferred sales charge. BKB Shares of the Fund earned a total return of 2.66% for the period from June 19, 2000 (date of initial issuance) through October 31, 2000.
     Over the same time, Lipper Inc. ("Lipper"), a mutual fund performance tracking service, measured average total returns of 5.99% for trust shares and 5.53% for retail shares of other taxable money market funds that reported their results to Lipper.
     During the period, Trust Shares of the Galaxy Government Fund had a total return of 5.78%, and Retail A Shares of the Fund had a total return of 5.61%. Trust shares of other money market funds investing in U.S. government issues that reported their performance to Lipper earned an average total return of 5.90% over the same period. Retail shares of similar funds that reported their performance to Lipper earned an average total return of 5.52% for the period.
     For the period, Trust Shares of the Galaxy U.S. Treasury Fund had a total return of 5.42% and Retail A Shares of the Fund earned a total return of 5.26%. BKBShares of the Fund earned a total return of 2.07% for the period from June 19, 2000 (date of initial issuance) through October 31, 2000. These total returns compared with an average total return of 5.59% for trust shares of other money market funds investing in U.S. Treasury issues that reported their results to Lipper. Retail shares of similar funds that reported their performance to Lipper earned a total return of 5.26% for the period.
     On October 31, 2000, the Galaxy Money Market Fund had an average maturity of 32 days, the Galaxy Government Fund had an average maturity of 44 days and the Galaxy U.S. Treasury Fund had an average maturity of 49 days.

ANTICIPATING CHANGES IN YIELD
     When the reporting period began in November 1999, concerns about increased redemptions due to potential Y2K computer problems caused us to increase liquidity in all the Galaxy Taxable Money Market Funds. Once Y2K

GALAXY MONEY MARKET FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTROBER 31, 2000
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

CORPORATE NOTES AND BONDS                                                              15%
COMMERCIAL PAPER                                                                       64%
CERTIFICATES OF DEPOSIT                                                                14%
MUNICIPAL BONDS                                                                         6%
U.S. AGENCY OBLIGATIONS, REPURCHASE AGGREEMENT & NET OTHER ASSETS AND LIABILITIES       1%

GALAXY MONEY MARKET FUND
7-DAY AVERAGE YIELD (%)
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

            GALAXY MONEY   GALAXY MONEY  GALAXY MONEY   GALAXY MONEY
             MARKET FUND    MARKET FUND   MARKET FUND    MARKET FUND
                TRUST        RETAIL A      RETAIL B          BKB
10/31/99        4.96           4.8           4
11/30/99        5.19           5.03          3.96
12/31/99        5.31           5.15          4.49
1/31/2000       5.42           5.25          4.54
2/29/2000       5.47           5.31          4.59
3/31/2000       5.66           5.49          4.78
4/30/2000       5.71           5.54          4.83
5/31/2000       6.09           5.91          5.2
6/30/2000       6.21           6.04          5.32           6.06
7/31/2000       6.21           6.03          5.31           6.05
8/31/2000       6.21           6.04          5.31           6.05
9/30/2000       6.2            6.02          5.3            6.06
10/31/2000      6.19           6.02          5.29           6.05
NOVEMBER 1, 1999                                  OCTOBER 31, 2000


GALAXY GOVERNMENT FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTROBER 31, 2000
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

FEDERAL FARM CREDIT BANK                                               5%
FEDERAL HOME LOAN BANK                                                25%
REPURCHASE AGREEMENT AND NET OTHER ASSETS AND LIABILITiES              9%
FEDERAL NATIONAL MORTGAGE ASSOCIATION                                 26%
FEDERAL HOME LOAN MORTGAGE CORPORATION                                35%

PORTFOLIO REVIEWS

worries began to abate, we put this cash to work in investments that would mature in 2000 to enhance the Funds' yields.
     Early in 2000, we initiated a "barbelled" maturity structure for the Funds by investing in issues that matured in one year and issues that matured in less than one month. This strategy, and our decision to keep the average weighted maturities of the Funds' portfolios slightly longer than those of their peers, helped us make the most of rising yields.
     The Galaxy Money Market Fund further benefited during this time from additions of high-quality floating-rate corporate issues. As the yield curve flattened, we emphasized shorter-term issues in the Galaxy U.S. Treasury Fund and the Galaxy Government Fund. In late March and early April, we added cash-management bills to the Galaxy U.S. Treasury Fund due to their attractive yields.
     In the second half of the reporting period, when the yield curve flattened, we abandoned the barbelled portfolio structure and focused on issues with shorter maturities. In the Galaxy Government Fund and the Galaxy U.S. Treasury Fund we increased positions in floating-rate notes as the supply of these securities increased.

WAITING TO LOCK IN HIGHER YIELDS
     If economic growth remains moderate enough for the Fed to abandon its bias toward higher short-term rates, we may look at longer maturities again. As before, we expect to continue to purchase floating-rate issues, which also perform well in a falling interest rate environment. In the Galaxy Money Market Fund, we plan to add to positions in variable-rate taxable municipal issues, whose yields have been very attractive.


GALAXY GOVERNMENT FUND
7-DAY AVERAGE YIELD (%)
[GRAPHIC OMITTED:  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
                        GALAXY                GALAXY
                    GOVERNMENT FUND       GOVERNMENT FUND
                         TRUST               RETAIL A
10/31/99                 4.88                  4.75
11/30/99                 5.09                  4.96
12/31/99                 5.09                  4.92
1/31/2000                5.25                  5.1
2/29/2000                5.34                  5.18
3/31/2000                5.46                  5.31
4/30/2000                5.5                   5.34
5/31/2000                5.89                  5.72
6/30/2000                6                     5.84
7/31/2000                6.04                  5.87
8/31/2000                6.09                  5.92
9/30/2000                6.07                  5.89
10/31/2000               6.08                  5.91
NOVEMBER 1, 1999                         OCTOBER 31, 2000

GALAXY U.S. TREASURY FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTROBER 31, 2000
[GRAPHIC OMITTED:  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

FEDERAL HOME LOAN BANK                                                                                   29%
U.S. TREASURY NOTES                                                                                       6%
U.S. TREASURY BILLS                                                                                      63%
FARM CREDIT BANK, STUDENT LOAN MARKETING ASSOCIATION & NET OTHER ASSETS AND LIABILITIES                   2%

GALAXY U.S. TREASURY FUND
7-DAY AVERAGE YIELD (%)

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                      GALAXY U.S.           GALAXY U.S.           GALAXY U.S.
                     TREASURY FUND         TREASURY FUND         TREASURY FUND
                         TRUST               RETAIL A                 BKB
10/31/99                 4.43                  4.28
11/30/99                 4.63                  4.48
12/31/99                 4.69                  4.54
1/31/2000                4.91                  4.76
2/29/2000                5.02                  4.87
3/31/2000                5.25                  5.1
4/30/2000                5.35                  5.2
5/31/2000                5.43                  5.27
6/30/2000                5.5                   5.35                  5.36
7/31/2000                5.6                   5.44                  5.45
8/31/2000                5.75                  5.59                  5.6
9/30/2000                5.81                  5.65                  5.68
10/31/2000               5.85                  5.68                  5.72
NOVEMBER 1, 1999                                               OCTOBER 31, 2000

PORTFOLIO REVIEWS

GALAXY TAX-EXEMPT
MONEY MARKET FUNDS
BY KAREN ARNEIL
PORTFOLIO MANAGER
     The movement in yields for tax-exempt money market securities over the past year, as usual, was significantly affected by changes in the balance of and demand for these issues. By using strategies that helped to maximize yield opportunities in this environment, the Galaxy Tax-Exempt Money Market Funds - which include the Galaxy Tax-Exempt Fund, the Galaxy Connecticut Municipal Money Market Fund and the Galaxy Massachusetts Municipal Money Market Fund - earned total returns that compared favorably with other tax-exempt money market portfolios.
     For the twelve-month reporting period ended October 31, 2000, Trust and Retail A Shares of the Galaxy Tax-Exempt Fund had total returns of 3.46%and 3.33%, respectively. BKBShares of the Fund earned a total return of 1.36% for the period from June 19, 2000 (date of initial issuance) through October 31, 2000. Over the same time, trust and retail shares of other tax-exempt money market funds reporting their performance to Lipper earned average total returns of 3.72% and 3.31%, respectively.
     During this period, Retail A Shares of the Galaxy Connecticut Municipal Money Market Fund had a total return of 3.21% versus 3.13% for the retail shares of other Connecticut tax-exempt money market funds tracked by Lipper. Retail A Shares of the Galaxy Massachusetts Municipal Money Market Fund had a total return of 3.31% versus 3.31% for the retail shares of other Massachusetts tax-exempt money market funds reporting their performance to Lipper.
     As of October 31, 2000, the average maturity of the Tax-Exempt Fund was 55 days, and the average maturities of the Connecticut and Massachusetts Municipal Money Market Funds were 46 days and 62 days, respectively.

STRONG DEMAND DAMPENS RISE IN TAX-EXEMPT YIELDS
     At the start of the reporting period in November 1999, the demand for short-term tax-exempt securities with daily liquidity remained strong as investors sought liquidity in the face of potential Y2K computer problems. Although a renewed focus on the strength of the economy generally pushed short-term interest rates higher, continued strength in the demand for shorter-term tax-exempt securities prevented their yields from rising as the yields for their taxable counterparts did. Further strength in demand from seasonal factors kept downward pressure on the yields for short-term tax-exempt issues through the early part of 2000.

GALAXY TAX-EXEMPT FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

EAST                                                                     15%
PACIFIC                                                                   7%
SOUTH                                                                    50%
MOUNTAIN                                                                 12%
NORTH CENTRAL                                                            14%
OTHER TERRITORY,CASH EQUIVALENTS & NET OTHER ASSETS AND LIABILITIES       2%

GALAXY TAX-EXEMPT FUND
7-DAY AVERAGE YIELD (%)
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                      GALAXY TAX-           GALAXY TAX-           GALAXY TAX-
                      EXEMPT FUND           EXEMPT FUND           EXEMPT FUND
                         TRUST               RETAIL A                 BKB
10/31/99                 2.9                   2.76
11/30/99                 3.16                  3.02
12/31/99                 3.84                  3.71
1/31/2000                2.83                  2.69
2/29/2000                3.2                   3.07
3/31/2000                3.2                   3.07
4/30/2000                4.12                  4.01
5/31/2000                3.6                   3.47
6/30/2000                4.05                  3.92                  4
7/31/2000                3.72                  3.59                  3.67
8/31/2000                3.7                   3.57                  3.65
9/30/2000                4.43                  4.3                   4.38
10/31/2000               3.88                  3.75                  3.83
NOVEMBER 1, 1999                                               OCTOBER 31, 2000


GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND
7-DAY AVERAGE YIELD (%)
[GRAPHIC OMITTED:  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                        RETAIL
10/31/99                 2.71
11/30/99                 3
12/31/2000               3.66
1/31/2000                2.68
2/29/2000                2.94
3/31/2000                3
4/30/2000                3.87
5/31/2000                3.38
6/30/2000                3.69
7/31/2000                3.46
8/31/2000                3.43
9/30/2000                3.93
10/31/2000               3.51
NOVEMBER 1, 1999    OCTOBER 31, 2000

PORTFOLIO REVIEWS

     To prepare for the April tax season, when share liquidations often increase and demand falls, we increased liquidity in the Galaxy Tax-Exempt Money Market Funds. This allowed us to take advantage of the opportunities to add investments with higher yields that typically occur as people use their money market fund assets to pay their tax bills.
     Many of the yield opportunities we found at this time came from investments in tax-exempt notes. We continued to buy notes for the Funds over the rest of the period, as the yields for these securities remained attractive. In making these purchases, we focused on general obligation securities, due to their high credit quality.
     Throughout the period, the Funds also benefited from investments in variable-rate securities. Because the rates on these issues adjust periodically, the holdings helped enhance the Funds' yields as short-term interest rates rose. MANAGING SEASONAL MARKET CHANGES
     The end of the calendar year typically brings a decrease in the demand for short-term tax-exempt securities, which puts upward pressure on their yields. But due to increased demand come January, our standard year-end strategy is to buy investments that mature in February of the next calendar year to keep the yields for the Funds as strong as possible. We balance this by increasing liquidity at year end to meet potential redemptions.

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTROBER 31, 2000
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

CONNECTICUT                                                      70%
NORTH CENTRAL                                                     3%
SOUTH                                                             9%
EAST                                                              2%
MOUNTAIN                                                          5%
PACIFIC, OTHER TERRITORIES, CASH EQUIVALENT & NET OTHER
  ASSETS AND LIABILITIES                                         11%


GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000
[GRAPHICOMITTED:  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

MASSACHUSETTS                                                             74%
EAST                                                                       3%
SOUTH                                                                     14%
OTHER TERRITORIES, CASH EQUIVALENTS & NET OTHER ASSETS AND LIABILITIES     1%
PACIFIC                                                                    2%
MOUNTAIN                                                                   3%
NORTH CENTRAL                                                              3%


GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
7-DAY AVERAGE YIELD (%)
[GRAPHIC OMITTED:  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                        RETAIL
10/31/99                 2.73
11/30/99                 3
12/31/99                 3.81
1/31/2000                2.69
2/29/2000                3.02
3/31/2000                3.01
4/30/2000                4.15
5/31/2000                3.49
6/30/2000                3.9
7/31/2000                3.53
8/31/2000                3.51
9/30/2000                4.34
10/31/2000               3.7
NOVEMBER 1, 1999       OCTOBER 31, 2000
-------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE INVESTMENT ADVISOR IS PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND EXCLUDE THE DEDUCTION OF ANY CONTINGENT DEFERRED SALES CHARGE UNLESS OTHERWISE INDICATED. RETAIL B SHARES OF THE GALAXY MONEY MARKET FUND ARE SUBJECT TO A 5.00% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR AFTER PURCHASE. THE CHARGE DECREASES TO 4.00%, 3.00%, 3.00%, 2.00% AND 1.00% FOR REDEMPTIONS MADE DURING THE SECOND THROUGH SIXTH YEARS, RESPECTIVELY. RETAIL B SHARES AUTOMATICALLY CONVERT TO RETAIL A SHARES AFTER SIX YEARS. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

SHAREHOLDER SERVICES

[BEGIN SIDEBAR]
"A WELL-BALANCED ASSET ALLOCATION PLAN MAY HELP TO CONTROL YOUR RISK WHILE PURSUING YOUR GOALS."
[END SIDEBAR]

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings, or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one Fund for shares in another Fund within the same share class.

CONSOLIDATED STATEMENTS

If you hold your shares directly with the Galaxy Funds, you will receive a consolidated statement from Galaxy on a quarterly basis. If your shares are held in a brokerage account, your Galaxy Funds will appear on your brokerage statement.

YOUR FINANCIAL ADVISOR

Your financial advisor can discuss the Galaxy Funds with you and how they may help you to achieve your financial goals. Please see your financial advisor if you have any questions about this report or if you have any questions about your account

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and services. Call toll-free 1-877-BUY-GALAXY (1-877-289-4252) for information on initial purchases and current performance.


-------------------------------------------------------------------------------
CERTAIN SHAREHOLDER SERVICES MAY NOT BE AVAILABLE TO TRUST SHARE INVESTORS. PLEASE CONSULT YOUR FUND PROSPECTUS. SHARES OF THE FUNDS ARE DISTRIBUTED THROUGH PROVIDENT DISTRIBUTORS, INC., MEMBER NASD AND SIPC.

SHAREHOLDER INFORMATION

                   TRUSTEES
                      AND
              EXECUTIVE OFFICERS

             Dwight E. Vicks, Jr.
             CHAIRMAN AND TRUSTEE

                John T. O'Neill
             PRESIDENT, TREASURER
                  AND TRUSTEE

               Louis DeThomasis,
                 F.S.C., Ph.D.
                    TRUSTEE

               Donald B. Miller
                    TRUSTEE

                 James M. Seed
                    TRUSTEE

              Bradford S. Wellman
                    TRUSTEE

               William Greilich
                VICE PRESIDENT

                   W. Bruce
                McConnel, Esq.
                   SECRETARY

              INVESTMENT ADVISOR

               Fleet Investment
                 Advisors Inc.
              100 Federal Street
               Boston, MA 02110

                  DISTRIBUTOR

         Provident Distributors, Inc.
              3200 Horizon Drive
                King of Prussia
              Pennsylvania 19406

                 ADMINISTRATOR

                   PFPC Inc.
              4400 Computer Drive
                 Westborough,
           Massachusetts 01581-5108

                    AUDITOR

               Ernst & Young LLP
             200 Clarendon Street
               Boston, MA 02116

                 LEGAL COUNSEL

          Drinker Biddle & Reath LLP
               One Logan Square
            18th and Cherry Streets
          Philadelphia, PA 19103-699


This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from Provident Distributors, Inc. by calling toll-free 1-877-BUY-GALAXY (1-877-289-4252). Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                        [GRAPHIC OMITTED: RECYCLE SYMBOL]

                   This report was printed on recycled paper.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000


  PAR VALUE                                              VALUE
 ----------                                            ---------

COMMERCIAL PAPER (A) - 64.11%

                FINANCE - 37.92%

$50,000,000     ABB Treasury Center USA
                6.60%, 11/15/00 (C).............. $   49,873,806
100,000,000     ABB Treasury Center USA
                6.40%, 12/04/00 (C)..............     99,405,083
 24,000,000     AIG Funding, Inc.
                6.40%, 12/06/00..................     23,849,267
 50,000,000     American Express Credit Corp.
                6.60%, 11/13/00..................     49,892,000
 50,000,000     American Express Credit Corp.
                6.60%, 12/14/00..................     49,614,195
150,000,000     Associates Corp. of North America
                6.60%, 11/01/00..................    150,000,000
 66,000,000     BellSouth Capital Funding Corp.
                6.40%, 11/29/00 (C)..............     65,667,873
 50,000,000     BellSouth Capital Funding Corp.
                6.40%, 12/05/00 (C)..............     49,695,417
100,000,000     BMW U.S. Capital Corp.
                6.60%, 11/06/00..................     99,910,000
 30,000,000     Cargill, Inc.
                6.60%, 11/01/00 (C)..............     30,000,000
 25,400,000     CDC Commercial Paper Corp.
                6.40%, 11/01/00 (C)..............     25,400,000
 50,000,000     CDC Commercial Paper Corp.
                6.60%, 11/16/00 (C)..............     49,865,208
175,000,000     Ford Motor Credit Co.
                6.60%, 11/20/00..................    174,400,576
 50,000,000     General Electric Capital Corp.
                6.52%, 01/16/01..................     49,311,778
 75,000,000     General Electric Capital Corp.
                6.60%, 01/17/01..................     73,954,083
 50,000,000     General Electric Capital Corp.
                6.53%, 01/25/01..................     49,229,097
 50,000,000     General Motors Acceptance Corp.
                6.60%, 11/13/00..................     49,892,000
100,000,000     General Motors Acceptance Corp.
                6.60%, 11/16/00..................     99,729,166
100,000,000     Morgan (J.P.) & Co.
                6.00%, 12/06/00..................     99,370,000
100,000,000     Novartis Finance Corp.
                6.00%, 11/02/00 (C)..............     99,982,028
113,300,000     Toyota Motor Credit Corp.
                6.60%, 11/09/00 (C)..............    113,136,596
 50,000,000     Toyota Motor Credit Corp.
                6.60%, 11/21/00 (C)..............     49,820,000
175,000,000     UBS Finance (DE) LLC
                6.60%, 11/01/00..................    175,000,000
 50,000,000     Verizon Global Funding Corp.
                6.50%, 11/03/00..................     49,981,944
 35,000,000     Verizon Global Funding Corp.
                6.60%, 11/06/00..................     34,968,160
                                                   -------------
                                                   1,861,948,277
                                                   -------------


  PAR VALUE                                              VALUE
 ----------                                            ---------

                CONSUMER STAPLES - 16.02%

$50,000,000     Bayer Corp.
                6.00%, 11/09/00 (C).............. $   49,928,000
 60,000,000     Bayer Corp.
                6.40%, 12/19/00 (C)..............     59,482,400
 15,000,000     Coca-Cola Co.
                6.47%, 11/06/00..................     14,986,521
 50,000,000     Coca-Cola Co.
                6.40%, 12/04/00..................     49,703,917
 30,000,000     Colgate Palmolive Co.
                6.40%, 11/17/00 (C)..............     29,913,733
 50,000,000     DaimlerChrysler,
                N.A. Holdings Corp.
                6.48%, 11/09/00..................     49,928,000
 50,000,000     DaimlerChrysler,
                N.A. Holdings Corp.
                6.60%, 11/22/00..................     49,811,292
 50,000,000     Kimberly-Clark Corp.
                6.00%, 12/01/00 (C)..............     49,731,250
 50,000,000     Kimberly-Clark Corp.
                6.40%, 12/08/00 (C)..............     49,667,514
115,300,000     Merck & Co., Inc.
                6.50%, 11/28/00..................    114,740,506
117,000,000     Pfizer, Inc.
                6.60%, 11/27/00 (C)..............    116,453,285
 19,104,000     United Parcel Service
                of America, Inc.
                6.20%, 12/01/00..................     19,001,157
 77,000,000     Wal-Mart Stores, Inc.
                6.60%, 11/20/00 (C)..............     76,737,066
 56,200,000     Wal-Mart Stores, Inc.
                6.48%, 11/21/00 (C)..............     55,997,837
                                                   -------------
                                                     786,082,478
                                                   -------------

                UTILITIES - 7.54%

100,000,000     AT&T Corp.
                6.60%, 12/08/00..................     99,335,026
 25,000,000     AT&T Corp.
                6.49%, 2/13/01...................     24,531,278
 60,000,000     BellSouth Telecommunications Corp.
                6.60%, 12/12/00..................     59,557,883
 33,000,000     Emerson Electric Co.
                6.60%, 11/01/00 (C)..............     33,000,000
 80,000,000     SBC Communiciations, Inc.
                6.60%, 11/14/00 (C)..............     79,813,089
 75,000,000     SBC Communiciations, Inc.
                6.60%, 01/23/01 (C)..............     73,876,042
                                                   -------------
                                                     370,113,318
                                                   -------------

                ENERGY - 2.03%

 50,000,000     Texaco, Inc.
                6.60%, 11/09/00..................     49,928,000
 50,000,000     Texaco, Inc.
                6.60%, 12/08/00..................     49,668,541
                                                   -------------
                                                      99,596,541
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND

OCTOBER 31, 2000


  PAR VALUE                                              VALUE
 ----------                                            ---------

                HIGHER EDUCATION - 0.60%

$29,800,000     Yale University
                6.60%, 01/12/01.................. $   29,409,620
                                                   -------------
                TOTAL COMMERCIAL PAPER ..........  3,147,150,234
                                                   -------------
                (Cost $3,147,150,234)

CORPORATE NOTES AND BONDS - 14.94%


                BANKING - 10.86%

 12,500,000     Allfirst Bank
                6.89%, 12/04/00 (B)..............     12,502,412
 50,000,000     American Express Centurion Bank
                Bank Note
                6.58%, 03/30/01 (B)..............     50,000,000
 50,000,000     Bank of America, N.A., Bank Note
                6.72%, 12/07/00..................     50,000,000
 50,000,000     Bank of America, N.A., Bank Note
                6.73%, 12/08/00..................     50,000,000
 48,000,000     Bank of New York
                6.52%, 01/22/01..................     47,994,365
 50,000,000     Citicorp, Inc., MTN
                6.58%, 04/04/01 (B)..............     50,000,000
  5,000,000     Comerica Bank, Bank Note
                6.57%, 01/12/01 (B)..............      4,999,613
 10,000,000     Comerica Bank, Bank Note
                6.54%, 02/14/01 (B)..............      9,998,676
 50,000,000     Comerica Bank, Bank Note
                6.53%, 03/14/01 (B)..............     49,991,040
 50,000,000     First Union National Bank,
                Bank Note
                6.62%, 05/16/01 (B)..............     50,000,000
 50,000,000     Huntington National Bank,
                Bank Note
                6.57%, 12/13/00 (B)..............     49,994,836
 30,750,000     Huntington National Bank,
                Bank Note
                6.90%, 01/12/01 (B)..............     30,758,232
 37,000,000     Key Bank, N.A., Bank Note
                6.97%, 11/02/00 (B)..............     37,000,187
 40,000,000     Key Bank, N.A., Bank Note
                6.50%, 01/29/01..................     39,994,439
                                                   -------------
                                                     533,233,800
                                                   -------------

                UTILITIES (B) - 3.06%

 50,000,000     AT&T Corp.
                6.61%, 06/14/01 (D)..............     50,000,000
100,000,000     Emerson Electric Co., MTN
                6.57%, 06/06/01..................    100,000,000
                                                   -------------
                                                     150,000,000
                                                   -------------

                CONSUMER STAPLES - 1.02%

 50,000,000     Sara Lee Corp., MTN
                6.68%, 02/14/01..................     49,991,824
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .    733,225,624
                                                   -------------
                (Cost $733,225,624)


  PAR VALUE                                              VALUE
 ----------                                            ---------

CERTIFICATES OF DEPOSIT - 14.23%

$39,000,000     Allfirst Bank
                6.56%, 02/09/01 (B).............. $   38,994,785
 55,000,000     Bank of Nova Scotia
                6.70%, 02/12/01..................     54,991,902
 50,000,000     Bayerische Landesbank New York
                6.54%, 12/15/00 (B)..............     49,993,989
105,000,000     Bayerische Landesbank New York
                6.55%, 12/15/00 (B)..............    104,990,533
 50,000,000     Canadian Imperial Bank
                6.72%, 12/26/00..................     50,000,000
 48,000,000     Canadian Imperial Bank
                6.88%, 05/02/01..................     47,995,464
 91,500,000     First Union National Bank
                6.60%, 11/24/00 (B)..............     91,498,864
 55,000,000     Rabobank Nederland NV
                6.69%, 02/28/01..................     54,991,493
 50,000,000     Rabobank Nederland NV
                5.66%, 03/08/01..................     49,991,742
 50,000,000     Royal Bank of Canada, Yankee
                6.52%, 01/18/01..................     49,994,922
 50,000,000     Royal Bank of Canada, Yankee
                6.52%, 03/14/01 (B)..............     49,990,143
 55,000,000     SunTrust Bank, N.A.
                6.78%, 04/18/01..................     54,992,806
                                                   -------------
                TOTAL CERTIFICATES OF DEPOSIT ...    698,426,643
                                                   -------------
                (Cost $698,426,643)

MUNICIPAL BONDS - 5.92%


                ARKANSAS - 0.06%

  3,000,000     Union County
                AK IDR Del-Tin Fiber L.l.C.
                Project
                6.65%, 10/01/27 (E)
                LOC: Bank One N.A................      3,000,000
                                                   -------------

                CALIFORNIA - 1.93%

 18,300,000     Anaheim, CA, COP
                6.63%, 12/01/22
                LOC: Credit Suisse First Boston..     18,300,000
 37,000,000     California HFA, Series K
                6.63%, 08/01/31 (E)
                Insured: FSA
                SPA: Westduetsche Landesbank GZ
                Bayerische Landesbank GZ
                California State Teachers'
                Retirement System................     37,000,000
 34,500,000     California HFA, Series O
                6.63%, 08/01/12 (E)
                Insured: AMBAC
                SPA: Commerzbank
                California State Teachers'
                Retirement System................     34,500,000
  5,000,000     Los Angeles, CA Community
                Redevelopment Agency, Series A
                6.70%, 12/01/18 (E)
                Insured: FSA
                SPA: Credit Suisse First Boston..      5,000,000
                                                   -------------
                                                      94,800,000
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND

OCTOBER 31, 2000


  PAR VALUE                                              VALUE
 ----------                                            ---------

                COLORADO - 0.04%

$ 1,900,000     Kit Carson County, CO
                Agricultural Development
                Midwest Farms LLC
                6.70%, 06/01/27 (E)
                LOC: Norwest Bank, MN, N.A....... $    1,900,000
                                                   -------------

                FLORIDA - 1.58%

 20,090,000     Dade County,
                FL Expressway Authority
                6.60%, 07/01/19 (E)
                Insured: FGIC
                SPA: FGIC/SPI....................     20,090,000
 27,300,000     Florida HFA
                6.55%, 01/01/34 (E)
                Insured: MBIA
                SPA: Westdeutsche Landesbank GZ..     27,300,000
  6,900,000     Florida HFC,
                Affordable Housing Project
                Series A
                6.55%, 01/01/44 (E)
                Insured: MBIA
                SPA: Westdeutsche Landesbank GZ..      6,900,000
 23,000,000     Florida HFC, Series A
                6.55%, 01/01/45 (E)
                Insured: AMBAC
                SPA: Westdeutsche Landesbank GZ..     23,000,000
                                                   -------------
                                                      77,290,000
                                                   -------------

                KANSAS - 0.15%

  7,500,000     Olathe, KS IDR Multi-Modal,
                Series B
                6.60%, 03/01/27 (E)
                LOC: Deutsche Bank AG............      7,500,000
                                                   -------------

                MARYLAND - 0.33%

 10,000,000     Baltimore, MD
                Community Development
                Financing Corp.
                6.62%, 08/15/30 (E)
                Insured: MBIA
                SPA: First Union National Bank...     10,000,000
  4,000,000     Maryland State Health &
                Higher Education Authority
                Northern Arundel
                Series B
                6.65%, 07/01/27 (E)
                LOC: Mellon Bank N.A.............      4,000,000
  2,300,000     Maryland State Health &
                Higher Education Authority,
                Charlestown
                Series B
                6.65%, 01/01/28
                LOC: First Union National Bank...      2,300,000
                                                   -------------
                                                      16,300,000
                                                   -------------

                NEW YORK - 1.83%

 36,500,000     New York City GO
                6.62%, 11/07/00
                Insured: FGIC....................     36,500,000
 15,555,000     New York City GO, Series 1993-B
                6.65%, 11/08/00
                Insured: FGIC....................     15,555,000
 32,635,000     New York City GO, Series 1994-H
                6.65%, 11/08/00
                Insured: FGIC....................     32,635,000


  PAR VALUE                                              VALUE
 ----------                                            ---------

               NEW YORK (CONTINUED)

$ 5,000,000     New York City GO, Series 1993-B
                6.60%, 12/05/00
                Insured: FGIC.................... $    5,000,000
                                                   -------------
                                                      89,690,000
                                                   -------------
                TOTAL MUNICIPAL BONDS ...........    290,480,000
                                                   -------------
                (Cost $290,480,000)

U.S. AGENCY OBLIGATION - 0.10%


                STUDENT LOAN MARKETING ASSOCIATION - 0.10%

  5,000,000     5.18%, 05/18/01, MTN.............      4,999,426
                                                   -------------
                Total U.S. Agency Obligation ....      4,999,426
                                                   -------------
                (Cost $4,999,426)

REPURCHASE AGREEMENT - 0.49%

 23,810,000     Repurchase Agreement with:
                J.P. Morgan
                6.55%, Due 11/1/2000, dated 10/31/2000
                Repurchase Price $23,814,332
                (Collateralized by U.S. Treasury Notes,
                6.00% Due 09/30/2002
                Total Par $24,164,000
                Market Value $24,287,000)........     23,810,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......     23,810,000
                                                   -------------
                (Cost $23,810,000)
TOTAL INVESTMENTS - 99.79%.......................  4,898,091,927
                                                   -------------
(Cost $4,898,091,927)*
NET OTHER ASSETS AND LIABILITES - 0.21%..........     10,093,127
                                                   -------------
NET ASSETS - 100.00%............................. $4,908,185,054
                                                   =============

---------------------------------------------
*        Aggregate cost for federal tax purposes.
(A)      Discount yield at time of purchase.
(B) Interest is reset at various time intervals. The interest rate shown reflects the rate in effect at October 31, 2000.
(C) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2000, these securities amounted to $1,307,446,227 or 26.64% of net assets.
(D) Security exempt from registration persuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2000, this security amounted to $50,000,000 or 1.02% of net assets.
(E) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice The interest rate shown reflects the rate in effect at October 31, 2000.
AMBAC    American Municipal Bond Assurance Corp.
COP      Certificate of Participation
FGIC     Federal Guaranty Insurance Corp.
FSA      Financial Security Assurance Co.
GO       General Obligation
HFA      Housing Finance Agency
HFC      Housing Finance Corp.
IDR      Industrial Development Revenue
LOC      Letter of Credit
MBIA     Municipal Bond Insurance Association
MTN      Medium Term Note
SPA      Stand-by Purchase Agreement

                       SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000


  PAR VALUE                                              VALUE
 ----------                                            ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 90.31%


                FEDERAL HOME LOAN MORTGAGE CORPORATION - 34.50%

$69,881,000     6.38%, 12/07/00 (A).............. $   69,435,260
 40,000,000     6.37%, 12/14/00 (A)..............     39,695,656
 40,000,000     6.41%, 12/20/00, MTN (B).........     39,993,306
 40,000,000     6.38%, 12/28/00 (A)..............     39,595,933
 20,000,000     6.35%, 01/05/01, MTN.............     19,992,693
 35,346,000     6.34%, 03/29/01 (A)..............     34,424,726
 25,000,000     6.23%, 04/26/01 (A)..............     24,238,555
 30,000,000     6.43%, 07/19/01 (B)..............     29,987,178
                                                   -------------
                                                     297,363,307
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 26.43%

 50,000,000     6.44%, 11/02/00 (A)..............     49,991,063
 50,000,000     6.39%, 11/09/00 (A)..............     49,929,000
 20,000,000     6.39%, 12/07/00 (A)..............     19,872,200
 40,000,000     6.42%, 12/08/00, MTN (B).........     39,996,037
 50,000,000     6.47%, 01/11/01 (A)..............     49,361,986
 19,000,000     6.37%, 02/22/01 (A)..............     18,620,100
                                                   -------------
                                                     227,770,386
                                                   -------------

                FEDERAL HOME LOAN BANK - 24.75%

 35,000,000     6.38%, 11/15/00 (A)..............     34,913,161
 17,440,000     6.39%, 12/01/00 (A)..............     17,347,132
 16,564,000     6.39%, 12/13/00 (A)..............     16,440,515
 15,000,000     6.31%, 03/14/01 (A)..............     14,650,321
 10,000,000     6.45%, 03/16/01..................      9,996,043
 30,000,000     6.43%, 07/20/01 (B)..............     29,987,129
 50,000,000     6.46%, 08/17/01 (B)..............     49,972,961
 20,000,000     6.46%, 09/28/01 (B)..............     19,991,155
 20,000,000     6.55%, 10/19/01 (B)..............     19,986,820
                                                   -------------
                                                     213,285,237
                                                   -------------

                FEDERAL FARM CREDIT BANK - 4.63%

 20,000,000     5.13%, 04/02/01..................     19,890,446
 20,000,000     6.44%, 10/24/01 (B)..............     19,996,162
                                                   -------------
                                                      39,886,608
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................    778,305,538
                                                   -------------
                (Cost $778,305,538)


  PAR VALUE                                              VALUE
 ----------                                            ---------

REPURCHASE AGREEMENT - 14.54%

 $125,265,000   Repurchase Agreement with:
                J.P. Morgan
                6.55%, Due 11/01/2000,
                dated 10/31/2000
                Repurchase Price $125,287,791
                (Collateralized by U.S.
                Treasury Notes
                6.63%, Due 04/30/2002
                Total Par $126,917,000
                Market Value $127,770,644)....... $  125,265,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......    125,265,000
                                                   -------------
                (Cost $125,265,000)
TOTAL INVESTMENTS - 104.85%......................    903,570,538
                                                   -------------
(Cost $903,570,538)*
NET OTHER ASSETS AND LIABILITIES - (4.85)%.......    (41,796,852)
                                                   -------------
NET ASSETS - 100.00%............................. $  861,773,686
                                                   =============

-------------------------------------------
*        Aggregate cost for federal tax purposes.
(A)      Discount yield at time of purchase.
(B) Interest is reset at various time intervals. The interest rate shown reflects the rate in effect at October 31, 2000.
MTN      Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S. TREASURY FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000


  PAR VALUE                                              VALUE
 ----------                                            ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 101.76%


                U.S. TREASURY BILLS (A) - 62.92%

$50,000,000     6.07%, 11/09/00.................. $   49,932,556
 50,000,000     6.10%, 11/09/00..................     49,932,278
 20,000,000     6.08%, 11/16/00..................     19,949,292
 25,000,000     6.12%, 11/16/00..................     24,936,250
 20,000,000     5.90%, 12/07/00..................     19,880,600
 50,000,000     5.90%, 12/07/00..................     49,701,499
 50,000,000     6.01%, 12/07/00..................     49,699,500
 50,000,000     5.90%, 12/14/00..................     49,644,055
 35,000,000     6.10%, 12/14/00..................     34,744,986
 75,000,000     5.91%, 12/21/00..................     74,378,126
 50,000,000     6.27%, 12/21/00..................     49,564,582
 25,000,000     6.38%, 12/21/00..................     24,778,472
 50,000,000     6.02%, 12/28/00..................     49,523,812
 50,000,000     6.05%, 01/04/01..................     49,462,222
 30,000,000     6.05%, 01/11/01..................     29,642,338
 35,000,000     6.16%, 01/11/01..................     34,575,134
100,000,000     6.11%, 01/18/01..................     98,676,168
 60,000,000     6.16%, 01/25/01..................     59,128,041
                                                   -------------
                                                     818,149,911
                                                   -------------

                FEDERAL HOME LOAN BANK - 29.32%

118,312,000     6.45%, 11/01/00 (A)..............    118,312,000
 10,000,000     5.38%, 03/02/01..................      9,965,011
 35,000,000     6.38%, 03/13/01..................     34,984,811
 23,250,000     5.19%, 03/29/01..................     23,132,277
  5,000,000     6.88%, 04/16/01 (B)..............      5,000,000
 50,000,000     6.43%, 07/20/01 (B)..............     49,978,548
 25,000,000     6.43%, 08/15/01 (B)..............     24,986,505
 50,000,000     6.46%, 08/17/01 (B)..............     49,972,961
 50,000,000     6.46%, 09/28/01 (B)..............     49,977,936
 15,000,000     6.55%, 10/19/01 (B)..............     14,990,127
                                                   -------------
                                                     381,300,176
                                                   -------------


  PAR VALUE                                              VALUE
 ----------                                            ---------

                U.S. TREASURY NOTES - 6.14%

$15,000,000     4.63%, 11/30/00.................. $   14,978,520
 50,000,000     5.25%, 01/31/01..................     49,860,695
 15,000,000     5.00%, 02/28/01..................     14,935,310
                                                   -------------
                                                      79,774,525
                                                   -------------

                FEDERAL FARM CREDIT BANK - 2.00%

  6,000,000     5.13%, 04/02/01..................      5,967,182
  5,000,000     6.87%, 05/07/01, MTN (B).........      4,999,527
 15,000,000     6.44%, 10/24/01 (B)..............     14,997,121
                                                   -------------
                                                      25,963,830
                                                   -------------

                STUDENT LOAN MARKETING ASSOCIATION  - 1.38%

  3,950,000     6.63%, 03/07/01 (B)..............      3,946,842
 10,000,000     6.85%, 03/12/01, MTN (B).........      9,998,972
  4,000,000     5.18%, 05/18/01, MTN.............      3,999,770
                                                   -------------
                                                      17,945,584
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................  1,323,134,026
                                                   -------------
                (Cost $1,323,134,026)
TOTAL INVESTMENTS - 101.76%......................  1,323,134,026
                                                   -------------
(Cost $1,323,134,026)*
NET OTHER ASSETS AND LIABILITIES - (1.76)%.......    (22,827,823)
                                                   -------------
NET ASSETS - 100.00%............................. $1,300,306,203
                                                   =============

-------------------------------------------
*        Aggregate cost for federal tax purposes.
(A)      Discount yield at time of purchase.
(B) Interest is reset at various time intervals. The interest rate shown reflects the rate in effect at October 31, 2000.
MTN      Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.

TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000


  PAR VALUE                                              VALUE
 ----------                                            ---------

MUNICIPAL SECURITIES - 100.25%


                ALABAMA - 1.29%

$ 4,900,000     Chatom, IDB, PCR,
                National Rural Utilities CFC
                4.10%, 11/02/00.................. $    4,900,000
 14,300,000     Mobile, IDB, Dock & Wharf Revenue,
                Holnam Inc. Project, Series A
                4.25%, 06/01/32 (A)
                LOC: Bayerische Landesbank GZ....     14,300,000
  1,000,000     Phoenix County, IDB,
                Environmental Improvement Revenue,
                Georgia Kraft Project
                4.60%, 12/01/15 (A)
                LOC: Deutsche Bank AG............      1,000,000
                                                   -------------
                                                      20,200,000
                                                   -------------

                ALASKA - 2.18%

 17,300,000     Valdez Marine Terminal Revenue
                Exxon Mobil Pipeline Co. Project, Series A
                4.30%, 11/01/03 (A)..............     17,300,000
  3,345,000     Valdez Marine Terminal Revenue
                Exxon Mobil Pipeline Co. Project, Series A
                4.60%, 12/01/33 (A)..............      3,345,000
  4,400,000     Valdez Marine Terminal Revenue
                Exxon Mobil Pipeline Co. Project, Series B
                4.60%, 12/01/33 (A)..............      4,400,000
  9,320,000     Valdez Marine Terminal Revenue
                Exxon Mobil Pipeline Co. Project, Series C
                4.60%, 12/01/33 (A)..............      9,320,000
                                                   -------------
                                                      34,365,000
                                                   -------------

                ARIZONA - 3.86%

  5,000,000     Maricopa County, PCR, Arizona Public
                Service Co., Series A
                4.60%, 05/01/29 (A)
                LOC: Morgan Guaranty Trust Co....      5,000,000
  2,000,000     Maricopa County, PCR, Arizona Public
                Service Co., Series C
                4.60%, 05/01/29 (A)
                LOC: Toronto Dominion Bank.......      2,000,000
 12,200,000     Maricopa County, PCR, Arizona Public
                Service Co., Series D
                4.55%, 05/01/29 (A)
                LOC: Bank of America NT & SA.....     12,200,000
 22,680,000     Maricopa County, PCR, Arizona Public
                Service Co., Series F
                4.60%, 05/01/29 (A)
                LOC: Bank of America NT & SA.....     22,680,000
 19,000,000     Pima County, IDB, Tucson Elec-Irvington
                4.40%, 10/01/22 (A)
                LOC: Societe Generale............     19,000,000
                                                   -------------
                                                      60,880,000
                                                   -------------


  PAR VALUE                                              VALUE
 ----------                                            ---------

                ARKANSAS - 0.60%

$ 7,300,000     Crossett, PCR, Georgia Pacific Corp. Project
                4.35%, 10/01/07 (A)
                LOC: Wachovia Bank N.A........... $    7,300,000
  2,200,000     Pulaski County, PCR,
                Minnesota Mining & Manufacturing
                4.35%, 08/01/22 (A)..............      2,200,000
                                                   -------------
                                                       9,500,000
                                                   -------------

                CALIFORNIA - 2.36%

  9,000,000     California Higher Education
                Loan Authority,
                Student Loan Revenue, Series A
                4.30%, 06/01/01 (A)
                LOC: National Westminister
                Bank Plc ........................      9,000,000
  1,100,000     Los Angeles Regional Airports
                Improvement Corp. Lease Revenue,
                American Airlines, Inc.
                LA International Airport, Series A
                4.65%, 12/01/24 (A)
                LOC: Wachovia Bank, N.A..........      1,100,000
  2,700,000     Los Angeles Regional Airports
                Improvement Corp. Lease Revenue,
                American Airlines, Inc.
                LA International Airport, Series B
                4.65%, 12/01/24 (A)
                LOC: Wachovia Bank, N.A..........      2,700,000
 17,390,000     Los Angeles Regional Airports
                Improvement Corp. Lease Revenue,
                LAX Two Corp,
                LA International Airport
                4.65%, 12/01/25 (A)
                LOC: Societe Generale............     17,390,000
  7,000,000     Student Education
                Loan Marketing Corp.
                Student Loan Revenue, Series A
                4.40%, 11/01/02 (A)
                LOC: State Street Bank...........      7,000,000
                                                   -------------
                                                      37,190,000
                                                   -------------

                COLORADO - 2.28%

 13,000,000     Colorado State, TRAN
                5.00%, 06/27/01..................     13,056,853
 22,900,000     Moffat County, PCR, Pacificorp Project
                4.65%, 05/01/13 (A)
                Insured: AMBAC
                SPA: Bank of New York............     22,900,000
                                                   -------------
                                                      35,956,853
                                                   -------------

                FLORIDA - 4.96%

 40,950,000     Dade County Water & Sewer System
                Revenue, Series A
                4.25%, 10/05/22 (A)
                Insured: FGIC
                SPA: Commerzbank AG..............     40,950,000
 19,150,000     Orange County
                School Board Certificates,
                Series B
                4.60%, 08/01/25 (A)
                Insured: AMBAC
                SPA: SunTrust Bank, N.A..........     19,150,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

TAX-EXEMPT FUND

OCTOBER 31, 2000


  PAR VALUE                                              VALUE
 ----------                                            ---------

                FLORIDA (CONTINUED)

$ 10,000,000    Putnam County
                Development Authority, PCR,
                Seminole Electric Corp.
                Series 84-D
                4.35%, 12/15/09 (A)
                Guaranteed: National Rural
                Utilities CFC                     $   10,000,000
  8,000,000     West Orange Healthcare
                District Revenue
                Series B
                4.35%, 02/01/22 (A)
                LOC: SunTrust Bank, N.A. ........      8,000,000
                                                   -------------
                                                      78,100,000
                                                   -------------

                GEORGIA - 7.76%

  8,360,000     Burke County Development
                Authority,
                PCR, Oglethorpe Power Corp.,
                Series A
                4.30%, 01/01/16 (A)
                Insured: FGIC
                SPA: Canadian Imperial
                Bank of Commerce.................      8,360,000
 13,550,000     Burke County Development
                Authority, PCR,
                Oglethorpe Power Corp., Series A
                4.30%, 01/01/19 (A)
                Insured: FGIC
                SPA: Dexia Credit
                Local de France..................     13,550,000
  4,190,000     Georgia State, GO, Series B
                5.00%, 07/01/01..................      4,207,387
  7,350,000     Georgia State, GO, Series C
                6.00%, 07/01/01..................      7,427,687
 28,800,000     Hapeville, IDR,
                Hapeville Hotel, Ltd.
                4.55%, 11/01/15 (A)
                LOC: Deutsche Bank A.G...........     28,800,000
 20,000,000     Metropolitan Atlanta
                Rapid Transit Authority, Series B
                4.25%, 07/01/25 (A)
                LOC: Bayerische Landesbank GZ....     20,000,000
  1,900,000     Municipal Electric Authority,
                Project One
                Series D
                4.30%, 01/01/22 (A)
                LOC: ABN-AMRO Bank N.V...........      1,900,000
 38,000,000     Private Colleges & Universities
                Facilities Authority,
                Emory University
                Series C
                4.25%, 11/01/18 (A)..............     38,000,000
                                                   -------------
                                                     122,245,074
                                                   -------------

                IDAHO - 1.18%

 18,500,000     Idaho State, GO, TAN
                5.38%, 06/29/01..................     18,617,931
                                                   -------------

                ILLINOIS - 3.90%

  8,600,000     Chicago O'Hare International
                Airport American Airlines
                Series C
                4.60%, 12/01/17 (A)
                LOC: Royal Bank of Canada........      8,600,000


  PAR VALUE                                              VALUE
 ----------                                            ---------

                  ILLINOIS (CONTINUED)

$ 2,700,000     Chicago O'Hare International
                Airport American Airlines
                Series D
                4.60%, 12/01/17 (A)
                LOC: Royal Bank of Canada........ $    2,700,000
  5,000,000     Illinois Development
                Finance Authority
                PCR, Illinois Power Co. Project
                Series A
                4.30%, 11/01/28 (A)
                LOC: ABN-AMRO Bank N.V...........      5,000,000
  9,800,000     Illinois Educational Facilities
                Authority Revenue
                4.15%, 02/06/01
                LOC: Northern Trust Co...........      9,800,000
  6,000,000     Illinois Educational Facilities
                Authority Revenue,
                Shedd Aquarium Society
                Series 1987-B
                4.40%, 05/22/01
                LOC: Bank of America NT & SA.....      6,000,000
 25,000,000     Illinois State
                Toll Highway Authority
                Series B
                4.40%, 01/01/17 (A)
                Insured: FSA
                SPA: Landesbank
                Hessen-Thuringen GZ..............     25,000,000
  2,700,000     Joliet Regional Port District
                Marine Terminal,
                Exxon Mobil Project
                4.60%, 10/01/24 (A)..............      2,700,000
  1,700,000     Northbrook, IDR,
                Euromarket Designs, Inc.
                4.40%, 07/01/02 (A)
                LOC: Harris Trust & Savings Bank.      1,700,000
                                                   -------------
                                                      61,500,000
                                                   -------------

                INDIANA - 2.08%

  5,205,000     Fort Wayne Hospital Authority
                Parkview Memorial Hospital,
                Series B
                4.30%, 01/01/16 (A)
                LOC: Bank of America NT & SA.....      5,205,000
  3,840,000     Fort Wayne Hospital Authority
                Parkview Memorial Hospital
                Series C
                4.30%, 01/01/16 (A)
                LOC: Bank of America NT & SA.....      3,840,000
 14,100,000     Monroe County Industry Hospital
                Authority Revenue
                4.25%, 05/01/11 (A)
                Insured: MBIA
                SPA: Credit Suisse First Boston..     14,100,000
  9,700,000     Princeton Industrial, PCR,
                PSI Energy, Inc. Project
                4.65%, 03/01/19 (A)
                LOC: Canadian Imperial Bank
                of Commerce......................      9,700,000
                                                   -------------
                                                      32,845,000
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

TAX-EXEMPT FUND

OCTOBER 31, 2000


  PAR VALUE                                              VALUE
 ----------                                            ---------

                IOWA - 0.25%

$ 4,000,000     Iowa Finance Authority Revenue,
                Wheaton Franciscan
                Series A
                4.40%, 08/15/12 (A)
                Insured: MBIA
                SPA: Toronto-Dominion Bank....... $    4,000,000
                                                   -------------

                KENTUCKY - 0.85%

  8,800,000     Ashland, PCR, Ashland Oil, Inc. Project
                4.35%, 04/01/09 (A)
                LOC: SunTrust Bank, N.A. ........      8,800,000
  4,630,000     Kentucky State
                Property & Buildings Commission
                Project No. 65
                5.00%, 02/01/01..................      4,639,854
                                                   -------------
                                                      13,439,854
                                                   -------------

                LOUISIANA - 6.32%

  9,800,000     Ascension Parish, PCR,
                Shell Oil Co. Project
                4.20%, 05/01/26 (A)..............      9,800,000
 16,050,000     East Baton Rouge Parish, PCR,
                Exxon Mobil Project
                4.55%, 11/01/19 (A)..............     16,050,000
  4,000,000     East Baton Rouge Parish, PCR,
                Exxon Mobil Project
                4.60%, 03/01/22 (A)..............      4,000,000
  1,800,000     Lake Charles Harbor &
                Terminal District
                Port Facilities Revenue,
                Citgo Petroleum Corp.
                4.35%, 08/01/07 (A)
                LOC: Westdeutsche Landesbank GZ..      1,800,000
  9,150,000     Louisiana Public Facilities
                Authority, IDB,
                Kenner Hotel, Ltd.
                4.55%, 12/01/15 (A)
                LOC: Deutsche Bank A.G...........      9,150,000
  1,000,000     Louisana Public Facilities
                Authority, PCR,
                Ciba-Geigy Corp. Project
                4.25%, 12/01/04 (A)
                LOC: UBS AG......................      1,000,000
 16,000,000     Louisana State Offshor
                Terminal Authority,
                Deepwater Port Revenue Loop, Inc.
                1st Stage
                4.60%, 09/01/08 (A)
                LOC: SunTrust Bank, N.A. ........     16,000,000
  6,700,000     Louisana State Offshore
                Terminal Authority,
                Deepwater Port Revenue Loop, Inc.
                1st Stage A
                4.65%, 09/01/06 (A)
                LOC: SunTrust Bank, N.A. ........      6,700,000
 10,800,000     South Commission Port Revenue,
                Occidental Petrolium
                4.30%, 07/01/18 (A)
                LOC: Wachovia Bank, N.A. ........     10,800,000


  PAR VALUE                                              VALUE
 ----------                                            ---------

                LOUISIANA (CONTINUED)

$ 8,800,000     St. Charles Parish, PCR,
                Shell Oil Co. Project
                4.25%, 06/01/05 (A).............. $    8,800,000
 15,500,000     St. James Parish, PCR,
                Texaco Project
                Series 1988-A
                4.40%, 11/16/00..................     15,500,000
                                                   -------------
                                                      99,600,000
                                                   -------------

                MAINE - 0.63%

 10,000,000     Maine Finance Authority,
                Jackson Laboratory Issue
                4.50%, 12/01/30 (A)
                LOC: Keybank, N.A. ..............     10,000,000
                                                   -------------

                MARYLAND - 2.40%

  8,185,000     Maryland State, GO, First Series
                5.00%, 03/01/01..................      8,207,823
 18,500,000     Maryland State
                Economic Development Corp.
                College Park LLC
                Series A
                4.35%, 06/01/32 (A)
                LOC: First Union National Bank...     18,500,000
 11,100,000     Maryland State
                Health & Higher Educational
                Facilities
                Authority, Pooled Loan Program
                Series A
                4.25%, 04/01/35 (A)
                LOC: Bank One , N.A. ............     11,100,000
                                                   -------------
                                                      37,807,823
                                                   -------------

                MASSACHUSETTS - 4.44%

 14,575,000     Dover, GO, BAN
                5.00%, 06/22/01..................     14,619,502
 30,000,000     Massachusetts State, GO, BAN
                Series A
                5.00%, 09/06/01..................     30,180,888
 25,000,000     Winchester, BAN
                5.00%, 07/03/01..................     25,100,775
                                                   -------------
                                                      69,901,165
                                                   -------------

                MICHIGAN - 1.32%

  6,000,000     Michigan Municipal Bond Authority
                Series A-1
                4.75%, 04/26/01..................      6,013,867
 14,835,000     Michigan State University Revenue
                Series A-2
                4.30%, 08/15/22 (A)..............     14,835,000
                                                   -------------
                                                      20,848,867
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

TAX-EXEMPT FUND

OCTOBER 31, 2000



  PAR VALUE                                              VALUE
 ----------                                            ---------

                MINNESOTA - 1.84%

$ 5,000,000     Minneapolis, GO
                4.50%, 12/01/00.................. $    5,002,175
 23,925,000     Minnesota State, GO, Multi-Purpose
                4.75%, 06/01/01..................     23,985,219
                                                   -------------
                                                      28,987,394
                                                   -------------

                MISSISSIPPI - 4.18%

  4,725,000     Claibourne County, PCR
                4.10%, 11/01/00
                Guaranteed: National
                Rural Utility CFC                      4,725,000
  2,200,000     Claibourne County, PCR
                4.10%, 11/09/00
                Guaranteed: National
                Rural Utility CFC                      2,200,000
  4,900,000     Claibourne County, PCR
                4.20%, 11/09/00
                Guaranteed: National
                Rural Utility CFC                      4,900,000
  1,100,000     Harrison County, PCR
                duPont (E.I.) deNemours & Co.
                4.65%, 09/01/10 (A)..............      1,100,000
  7,700,000     Jackson County Port
                Facility Revenue,
                Chevron USA, Inc. Project
                4.60%, 06/01/23 (A)..............      7,700,000
  2,000,000     Jackson County Water System, GO
                Chevron USA, Inc. Project
                4.20%, 11/01/24 (A)..............      2,000,000
 11,000,000     Jackson County, PCR,
                Chevron USA, Inc. Project
                4.60%, 12/01/16 (A)..............     11,000,000
 11,750,000     Jackson County, PCR,
                Chevron USA, Inc. Project
                4.60%, 06/01/23 (A)..............     11,750,000
 20,500,000     Perry County, PCR,
                Leaf River Forest Project
                4.65%, 03/01/02 (A)
                LOC: Wachovia Bank, N.A..........     20,500,000
                                                   -------------
                                                      65,875,000
                                                   -------------

                MISSOURI - 2.74%

  3,000,000     Kansas City, IDA, Hospital
                Revenue,
                Research Health Services System
                4.75%, 10/15/15 (A)
                Insured: MBIA
                SPA: Bank of America NT & SA.....      3,000,000
  2,400,000     Missouri State Development
                Finance Board
                Infrastructure Facilities
                Science City Union Station
                Series B
                4.75%, 12/01/03 (A)
                LOC: Canadian Imperial
                Bank of Commerce.................      2,400,000
  2,800,000     Missouri State Development
                Finance Board
                Infrastructure Facilities
                Science City Union Station
                Series C
                4.75%, 12/01/03 (A)
                LOC: Canadian Imperial
                Bank of Commerce.................      2,800,000


  PAR VALUE                                              VALUE
 ----------                                            ---------

                MISSOURI (CONTINUED)

$35,000,000     Missouri State HEFA
                Medical Research Facilities,
                Stowers Institution
                4.30%, 06/01/35 (A)
                Insured: MBIA
                SPA: Morgan Guaranty Trust Co.... $   35,000,000
                                                   -------------
                                                      43,200,000
                                                   -------------

                MONTANA - 0.17%

  2,600,000     Forsyth, PCR, Pacificorp Project
                4.75%, 01/01/18 (A)
                LOC: Rabobank Nederland NV.......      2,600,000
                                                   -------------

                NEW HAMPSHIRE - 1.78%

 12,600,000     New Hampshire Health & Higher
                Education Facilities Authority,
                Mary Hitchcock Memorial,
                Series 85-D
                4.30%, 07/01/21 (A)
                Insured: FGIC
                SPA: Chase Manhattan Bank........     12,600,000
  4,400,000     New Hampshire Health & Higher
                Education Facilities Authority,
                VHA of New England, Inc.
                Series B
                4.40%, 12/01/25 (A)
                Insured: AMBAC
                SPA: Mellon Bank, N.A............      4,400,000
  4,000,000     New Hampshire Health & Higher
                Education Facilities Authority,
                VHA of New England, Inc.
                Series C
                4.40%, 12/01/25 (A)
                Insured: AMBAC
                SPA: Mellon Bank, N.A............      4,000,000
  7,125,000     New Hampshire Health & Higher
                Education Facilities Authority,
                VHA of New England, Inc.
                Series G
                4.40%, 12/01/25 (A)
                Insured: AMBAC
                SPA: Mellon Bank, N.A............      7,125,000
                                                   -------------
                                                      28,125,000
                                                   -------------

                NEW MEXICO - 0.97%

  9,100,000     Hurley, PCR, Kennecott
                Santa Fe Corp. Project
                4.60%, 12/01/15 (A)
                Guaranteed: BP Amoco Capital Plc.      9,100,000
  6,220,000     New Mexico State
                Highway Commission, Sub Lien
                Series A
                5.00%, 06/15/01..................      6,233,004
                                                   -------------
                                                      15,333,004
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

TAX-EXEMPT FUND

OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

                NEW YORK - 1.71%

$ 21,810,000    Long Island Power Authority
                Electric Systems Revenue
                Series 6
                4.55%, 05/01/33 (A)
                LOC: ABN-AMRO Bank NV
                Morgan Guaranty Trust Co......... $   21,810,000
  3,000,000     New York City Municipal
                Water Finance Authority,
                Water & Sewer System Revenue
                Series C
                4.55%, 06/15/23 (A)
                Insured: FGIC....................      3,000,000
  2,200,000     New York State
                Energy Research & Development
                Authority,
                PCR, New York State
                Electric & Gas Corp.
                Series C
                4.55%, 06/01/29 (A)
                LOC: Morgan Guaranty Trust Co....      2,200,000
                                                   -------------
                                                      27,010,000
                                                   -------------

                NORTH CAROLINA - 0.86%

 13,500,000     North Carolina
                Educational Facilities
                Finance Agency,
                Bowman Gray School Project
                4.35%, 09/01/26 (A)
                LOC: Wachovia Bank, N.A..........     13,500,000
                                                   -------------

                OHIO - 1.31%

  1,500,000     Ohio State Air
                Quality Development
                Authority Revenue, Mead Corp.
                4.55%, 10/01/01 (A)
                LOC: Deutsche Bank A.G...........      1,500,000
 19,200,000     Ohio State Air
                Quality Development
                Authority Revenue, PCR,
                Ohio Edison
                Series C
                4.60%, 06/01/23 (A)
                LOC: First Union National Bank...     19,200,000
                                                   -------------
                                                      20,700,000
                                                   -------------

                OREGON - 0.70%

 11,000,000     Portland, TAN, GO
                5.00%, 06/28/01..................     11,048,389
                                                   -------------

                PENNSYLVANIA - 3.31%

  3,500,000     Delaware County, IDA,
                PECO Energy Co. Project
                4.30%, 11/07/00
                Insured: FGIC....................      3,500,000
  5,145,000     Delaware County, IDA,
                Resource Recovery Facility
                Series G
                4.20%, 12/01/31 (A)
                Guaranteed: General
                Electric Corp. ..................       5,145,00



   PAR VALUE                                              VALUE
  ----------                                           ---------

                PENNSYLVANIA (CONTINUED)

$ 3,100,000     Delaware Valley
                Regional Finance Authority
                Local Government Revenue
                Series A
                4.30%, 12/01/19 (A)
                LOC: Credit Suisse First Boston.. $    3,100,000
 10,900,000     Delaware Valley Regional
                Finance Authority
                Local Government Revenue
                Series B
                4.30%, 12/01/20 (A)
                LOC: Credit Suisse First Boston..     10,900,000
  8,100,000     Delaware Valley Regional
                Finance Authority
                Local Government Revenue
                Series C
                4.30%, 12/01/20 (A)
                LOC: Credit Suisse First Boston..      8,100,000
 12,900,000     Schuylkill County, IDA,
                Resource Recovery Revenue
                Gilberton Power Project
                4.30%, 12/01/02 (A)
                LOC: Mellon Bank N.A.............     12,900,000
  8,500,000     South Fork Municipal Authority,
                Hospital Revenue,
                Conemaugh Health System
                Series A
                4.60%, 07/01/28 (A)
                Insured: MBIA
                SPA: Credit Suisse First Boston..      8,500,000
                                                   -------------
                                                      52,145,000
                                                   -------------

                SOUTH CAROLINA - 3.38%

 19,400,000     Piedmont Municipal Power Agency,
                Electric Co., Series C
                4.30%, 01/01/22 (A)
                Insured: MBIA
                SPA: Morgan Guaranty Trust Co....     19,400,000
 16,800,000     Spartanburg County
                Health Services
                District, Inc. Hospital Revenue
                4.25%, 04/15/23 (A)
                LOC: MBIA
                SPA: NationsBank, N.A............     16,800,000
 17,000,000     Spartanburg County School
                District No. 7, BAN
                4.75%, 02/15/01..................     17,029,541
                                                   -------------
                                                      53,229,541
                                                   -------------

                TENNESSEE - 1.94%

 13,570,000     Metropolitan Nashville
                Airport Authority
                Special Facilities Revenue,
                American Airlines Project
                Series A
                4.55%, 10/01/12 (A)
                LOC: Credit Suisse First Boston..     13,570,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

TAX-EXEMPT FUND

OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

                TENNESSEE (CONTINUED)

 $13,900,000    Metropolitan Nashville
                Airport Authority
                Special Facilities Revenue,
                American Airlines Project
                Series B
                4.55%, 10/01/12 (A)
                LOC: Bayerische Landesbank GZ....  $  13,900,000
  3,100,000     Sullivan County, IDB,
                PCR, Mead Corp. Project
                4.55%, 10/01/16 (A)
                LOC: UBS AG......................      3,100,000
                                                   -------------
                                                      30,570,000
                                                   -------------

                TEXAS - 14.86%

  1,700,000     Grapevine, IDC,
                American Airlines
                Series A-2
                4.65%, 12/01/24 (A)
                LOC: Bayerische Landesbank GZ....      1,700,000
  2,200,000     Grapevine, IDC,
                American Airlines
                Series A-3
                4.65%, 12/01/24 (A)
                LOC: Bayerische Landesbank GZ....      2,200,000
  1,600,000     Grapevine, IDC,
                American Airlines
                Series B-1
                4.65%, 12/01/24 (A)
                LOC: Bayerische Landesbank GZ....      1,600,000
 15,550,000     Guadalupe-Blanco River
                Authority, PCR,
                Central Power & Light Co. Project
                4.65%, 11/01/15 (A)
                LOC: Barclays Bank Plc...........     15,550,000
  6,000,000     Gulf Coast Waste Disposal
                Authority, PCR,
                Amoco Oil Co. Project
                4.60%, 10/01/17 (A)..............      6,000,000
 12,500,000     Gulf Coast Waste Disposal
                Authority, PCR,
                Exxon Mobil Project
                4.25%, 10/01/24 (A)..............     12,500,000
 18,000,000     Harris County Health Facilities
                Development Corp.
                Texas Childrens Hospital,
                Series B-1
                4.35%, 10/01/29 (A)
                Insured: MBIA
                SPA: Morgan Guaranty Trust Co....     18,000,000
 13,000,000     Harris County, IDC,
                Baytank Houston, Inc. Project
                4.30%, 02/01/20 (A)
                LOC: Rabobank Nederland NV.......     13,000,000
  3,800,000     Harris County, IDC, PCR
                4.60%, 03/01/24 (A)..............      3,800,000
 13,500,000     Hockley County, IDC, PCR,
                Amoco Project, Standard Oil Co.
                4.10%, 03/01/14 (A)..............     13,502,224



   PAR VALUE                                              VALUE
  ----------                                           ---------

                TEXAS (CONTINUED)

 $5,700,000     Houston, Series B
                4.20%, 01/11/01
                SPA: Toronto-Dominion Bank.......  $   5,700,000
 12,000,000     Houston, Series B
                4.20%, 01/11/01
                SPA: Toronto-Dominion Bank.......     12,000,000
  5,000,000     Houston, Series B
                4.30%, 01/11/01
                SPA: Toronto-Dominion Bank.......      5,000,000
 12,500,000     Houston Higher Education
                Finance Authority,
                Rice University
                Series A
                4.30%, 02/14/01..................     12,500,000
  1,300,000     Lone Star Airport
                Improvement Authority,
                American Airlines, Inc.
                Series A-2
                4.65%, 12/01/14 (A)
                LOC: Royal Bank of Canada........      1,300,000
  2,000,000     Lone Star Airport
                Improvement Authority,
                American Airlines, Inc.
                Series A-4
                4.65%, 12/01/14 (A)
                LOC: Royal Bank of Canada........      2,000,000
  2,200,000     Lone Star Airport
                Improvement Authority,
                American Airlines, Inc.
                Series B-1
                4.65%, 12/01/14 (A)
                LOC: Royal Bank of Canada........      2,200,000
 13,650,000     Lower Neches Valley Authority,
                PCR, Chevron USA, Inc. Project
                4.25%, 02/15/17 (A)..............     13,650,000
 12,000,000     Midlothian IDC, PCR,
                Crow Chemical Co. Project
                4.30%, 12/01/09 (A)
                LOC: UBS AG......................     12,000,000
  3,600,000     North Central HFDC
                Presbyterian Medical Center
                Series D
                4.65%, 12/01/15 (A)
                LOC: MBIA
                SPA: Chase Manhattan Bank, N.A...      3,600,000
 20,450,000     Sabine River Authority,
                PCR, Texas Utilities Project
                Series A
                4.65%, 03/01/26 (A)
                Insured: AMBAC
                SPA: Bank of New York............     20,450,000
 55,500,000     Texas State, TRAN
                5.25%, 08/31/01..................     55,930,779
                                                   -------------
                                                     234,183,003
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

TAX-EXEMPT FUND

OCTOBER 31, 2000



   PAR VALUE                                              VALUE
  ----------                                           ---------

                UTAH - 3.67%

$48,300,000     Utah State, GO
                Series B
                4.30%, 07/01/16 (A)
                SPA: Toronto Dominion Bank....... $   48,300,000
  9,500,000     Utah State, GO
                Series C
                4.30%, 07/01/16 (A)
                SPA: Toronto Dominion Bank.......      9,500,000
                                                   -------------
                                                      57,800,000
                                                   -------------

                VERMONT - 0.52%

  5,900,000     Vermont Education &
                Health Building
                Finance Agency Hospital Revenue
                VHA of New England
                Series D
                4.40%, 12/01/25 (A)
                Insured: AMBAC
                SPA: Mellon Bank N.A.............      5,900,000
  2,300,000     Vermont Education &
                Health Building
                Finance Agency Hospital Revenue
                VHA of New England
                Series F
                4.40%, 12/01/25 (A)
                Insured: AMBAC
                SPA: Mellon Bank, N.A............      2,300,000
                                                   -------------
                                                       8,200,000
                                                   -------------

                VIRGINIA - 0.22%

  3,500,000     Peninsula Ports Authority,
                CTR, Dominion Terminal Project
                Series C
                4.60%, 07/01/16 (A)
                LOC: Barclays Bank Plc...........      3,500,000
                                                   -------------

                WISCONSIN - 3.14%

 40,000,000     Milwaukee, RAN,
                Series B
                5.25%, 08/30/01..................     40,311,786
  9,200,000     Wisconsin State HEFA,
                University of Wisconsin
                Medical Foundation
                4.40%, 05/01/30 (A)
                LOC: LaSalle Bank, N.A...........      9,200,000
                                                   -------------
                                                      49,511,786
                                                   -------------


   PAR VALUE                                              VALUE
  ----------                                           ---------

                WYOMING - 4.29%

$ 1,700,000     Kemmerer, PCR, Exxon Mobil Project
                4.60%, 11/01/14 (A).............. $    1,700,000
  2,200,000     Lincoln County, PCR,
                Exxon Mobil Project
                Series A
                4.55%, 11/01/14 (A)..............      2,200,000
  2,200,000     Lincoln County, PCR,
                Exxon Mobil Project
                Series B
                4.55%, 11/01/14 (A)..............      2,200,000
  2,500,000     Lincoln County, PCR,
                Exxon Mobil Project
                Series C
                4.55%, 11/01/14 (A)..............      2,500,000
 10,700,000     Platte County, PCR, Tri-State G & T
                Series A
                4.75%, 07/01/14 (A)
                LOC: National Rural Utility CFC..     10,700,000
  3,900,000     Platte County, PCR, Tri-State G & T
                Series B
                4.75%, 07/01/14 (A)
                LOC: National Rural Utility CFC..      3,900,000
  7,800,000     Sublette County, PCR,
                Exxon Mobil Project
                4.60%, 11/01/14 (A)..............      7,800,000
 14,500,000     Sweetwater County, PCR,
                Series 88-A
                4.20%, 12/06/00
                LOC: UBS AG......................     14,500,000
  4,600,000     Sweetwater County, PCR,
                Pacificorp Project
                Series A
                4.25%, 07/01/15 (A)
                LOC: Commerzbank AG..............      4,600,000
  6,700,000     Uinta County, PCR,
                Amoco Project
                4.60%, 07/01/26 (A)..............      6,700,000
  4,600,000     Unita County, PCR,
                Chevron USA, Inc. Project
                4.60%, 04/01/10 (A)..............      4,600,000
  4,660,000     Uinta County, PCR,
                Chevron USA, Inc. Project
                4.60%, 08/15/20 (A)..............      4,660,000
  1,600,000     Uinta County, PCR,
                Chevron USA, Inc. Project
                4.60%, 12/01/22 (A)..............      1,600,000
                                                   -------------
                                                      67,660,000
                                                   -------------
                TOTAL MUNICIPAL SECURITIES ......  1,580,175,684
                                                   -------------
                (Cost $1,580,175,684)


                       SEE NOTES TO FINANCIAL STATEMENTS.

TAX-EXEMPT FUND

OCTOBER 31, 2000



    SHARES                                               VALUE
  ----------                                           ---------

INVESTMENT COMPANIES - 0.04%

     12,378     Dreyfus Tax-Exempt
                Cash Management Fund............. $       12,378
    633,273     Federated Investors
                Tax-Free Obligations Fund........        633,273
                                                   -------------
                TOTAL INVESTMENT COMPANIES ......        645,651
                                                   -------------
                (Cost $645,651)
TOTAL INVESTMENTS - 100.29%......................  1,580,821,335
                                                   -------------
(Cost $1,580,821,335)*

NET OTHER ASSETS AND LIABILITIES - (0.29)%.......     (4,546,738)
                                                   -------------
NET ASSETS - 100.00%............................. $1,576,274,597
                                                   =============

--------------------------------------------
*        Aggregate cost for federal tax purposes.
(A) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds have demand features within one year. Notes mature within one year. The interest rate shown reflects the rate in effect at October 31, 2000.
AMBAC    American Municipal Bond Assurance Corp.
BAN      Bond Anticipation Notes
CFC      Cooperative Finance Corp.
CTR      Coal Term Revenue
FGIC     Federal Guaranty Insurance Corp.
FSA      Financial Security Assurance Co.
GO       General Obligation
HEFA     Health and Educational Facilities Authority
HFDC     Health Facilities Development Corp.
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDC      Industrial Development Corp.
IDR      Industrial Development Revenue
LOC      Letter of Credit
MBIA     Municipal Bond Insurance Association
PCR      Pollution Control Revenue
RAN      Revenue Anticipation Notes
SPA      Stand-by Purchase Agreement
TAN      Tax Anticipation Notes
TRAN     Tax and Revenue Anticipation Notes


                       SEE NOTES TO FINANCIAL STATEMENTS.

CONNECTICUT MUNICIPAL MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000



   PAR VALUE                                              VALUE
  ----------                                           ---------

MUNICIPAL SECURITIES - 98.15%


                CALIFORNIA - 0.46%

$ 1,200,000     Los Angeles Regional Airports
                Improvement Corp. Lease Revenue,
                American Airlines, Inc.,
                LA International Airport
                Series A
                4.65%, 12/01/24 (A)
                LOC: Wachovia Bank, N.A.......... $    1,200,000
                                                   -------------

                CONNECTICUT - 70.51%

  2,000,000     Brookfield, BAN, GO
                4.25%, 12/08/00..................      2,000,590
  1,905,000     Connecticut State
                Series A, GO
                6.00%, 03/15/01..................      1,917,896
 11,740,000     Connecticut State
                Series B, GO
                4.15%, 05/15/14 (A)
                SPA: Bayerische Hypo-Und
                Vereinsbank AG...................     11,740,000
  1,300,000     Connecticut State Development
                Authority
                Conco Project
                4.00%, 11/01/05 (A)
                LOC: Bayerische Hypo-Und
                Vereinsbank AG...................      1,300,000
 10,515,000     Connecticut State Development
                Authority
                Health Care Corp.
                for Independent Living
                4.10%, 07/01/15 (A)
                LOC: Chase Manhattan Bank, N.A...     10,515,000
  2,600,000     Connecticut State
                Development Authority,
                PCR, Central Vermont
                Public Service
                4.35%, 12/01/15 (A)
                LOC: Toronto-Dominion Bank.......      2,600,000
 11,500,000     Connecticut State HEFA,
                Hotchkiss School
                Series A
                4.05%, 07/01/30 (A)
                SPA: Northern Trust Company......     11,500,000
  3,000,000     Connecticut State HEFA,
                Hospital of St. Raphael
                Series J
                3.85%, 07/01/22 (A)
                LOC: KBC Bank NV.................      3,000,000
  7,300,000     Connecticut State HEFA,
                Stamford Hospital Issue
                Series H
                3.85%, 07/01/24 (A)
                Insured: MBIA
                SPA: Chase Manhattan Bank, N.A...      7,300,000
  5,300,000     Connecticut State HEFA,
                Summerwood University Park,
                Series A
                3.85%, 07/01/30 (A)
                LOC: LaSalle Bank, N.A...........      5,300,000


   PAR VALUE                                              VALUE
  ----------                                           ---------

                CONNECTICUT (CONTINUED)

$ 2,800,000     Connecticut State HEFA,
                Taft School
                Series E
                3.90%, 07/01/30 (A)
                LOC: First Union National Bank... $    2,800,000
  7,500,000     Connecticut State HEFA,
                Yale University
                4.20%, 11/07/00..................      7,500,000
  5,000,000     Connecticut State HEFA,
                Yale University
                Series T-1
                4.20%, 07/01/29 (A)..............      5,000,000
  2,000,000     Connecticut State HEFA,
                Yale University
                Series T-2
                4.20%, 07/01/29 (A)..............      2,000,000
  6,500,000     Connecticut State Housing
                Finance Authority,
                Housing Mortgage
                Finance Program
                Series D-3
                3.35%, 11/15/28 (A)
                Insured: AMBAC
                SPA: Landesbank
                Hessen-Thuringen GZ                    6,500,000
  7,900,000     Connecticut State Housing
                Finance Authority,
                Housing Mortgage
                Finance Program
                Series G
                4.25%, 05/15/18 (A)
                Insured: AMBAC
                SPA: Morgan Guaranty Trust Co....      7,900,000
 11,000,000     Connecticut State
                Special Assessment
                Second Injury Fund
                4.25%, 12/21/00
                SPA: Caisse Nationale
                de Credit Agricole...............     11,000,000
  7,000,000     Connecticut State
                Special Assessment
                Unemployment Compensation
                Advisory Fund
                Series C
                4.35%, 11/15/01 (A)
                Insured: FGIC
                SPA: FGIC - SPI..................      7,000,000
 13,200,000     Connecticut State
                Special Tax Obligation
                Revenue, Second Lien
                Transportation Infrastructure
                Series 1
                4.10%, 12/01/10 (A)
                LOC: Commerzbank AG..............     13,200,000
  3,600,000     Connecticut State, IDA,
                Allen Group, Inc.
                4.50%, 02/01/13 (A)
                LOC: Bayerische Hypo-Und
                Vereinsbank AG...................      3,600,000
  2,020,000     Fairfield, BAN, Series A
                5.25%, 06/22/01..................      2,029,866
  5,900,000     Groton, BAN, Series A
                5.25%, 06/12/01..................      5,922,374
  3,405,000     Hamden, BAN, GO
                4.25%, 01/24/01..................      3,408,236
  2,600,000     Milford, BAN, GO
                4.00%, 11/09/00..................      2,600,192


                       SEE NOTES TO FINANCIAL STATEMENTS.

CONNECTICUT MUNICIPAL MONEY MARKET FUND

OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

                CONNECTICUT (CONTINUED)

$ 6,510,000     Norwich, BAN, GO
                4.50%, 05/15/01.................. $    6,520,009
  7,170,000     Ridgefield, BAN
                4.75%, 07/11/01..................      7,196,110
 10,000,000     Shelton, BAN, GO
                4.00%, 11/21/00..................     10,000,893
 10,000,000     Stamford, BAN
                5.25%, 05/02/01..................     10,035,997
  5,425,000     Stonington, BAN
                4.75%, 02/15/01..................      5,434,313
  8,000,000     Trumbull, BAN, GO
                4.50%, 01/16/01..................      8,011,203
                                                   -------------
                                                     184,832,679
                                                   -------------

                ILLINOIS - 0.57%

  1,500,000     Chicago O'Hare
                International Airport
                American Airlines
                Series C
                4.60%, 12/01/17 (A)
                LOC: Royal Bank of Canada........      1,500,000
                                                   -------------

                MICHIGAN - 1.06%

  2,790,000     Cornell Township Economic
                Development Corp.
                Mead Escabana Paper Co.
                4.55%, 11/01/16 (A)
                LOC: Bank of America NT & SA.....      2,790,000
                                                   -------------

                MISSISSIPPI - 0.38%

  1,000,000     Perry County, PCR,
                Leaf River Forest Project
                4.65%, 03/01/02 (A)
                LOC: Wachovia Bank N.A...........      1,000,000
                                                   -------------

                NEW MEXICO - 0.48%

  1,245,000     Farmington, PCR,
                Arizona Public Service Co.
                Series B
                4.65%, 09/01/24 (A)
                LOC: Barclays Bank Plc...........      1,245,000
                                                   -------------

                NEW YORK - 2.10%

  2,300,000     Long Island Power Authority
                Electric Systems Revenue
                Series 5
                4.60%, 05/01/33 (A)
                LOC: ABN-AMRO Bank NV
                Morgan Guaranty Trust Co.........      2,300,000
  3,200,000     New York City Municipal
                Water Finance Authority
                Water and Sewer System
                Revenue Bonds
                Series C
                4.55%, 06/15/23 (A)
                LOC: FGIC........................      3,200,000
                                                   -------------
                                                       5,500,000
                                                   -------------

   PAR VALUE                                              VALUE
  ----------                                           ---------


                OHIO - 1.29%

$ 1,675,000     Cuyahoga County Hospital Revenue,
                University Hospital of Cleveland
                4.55%, 01/01/16 (A)
                LOC: Chase Manhattan Bank........ $    1,675,000
  1,700,000     Ohio State Air Quality
                Development Authority
                Revenue, Mead Corp.
                4.55%, 10/01/01 (A)
                LOC: Deutsche Bank A.G...........      1,700,000
                                                   -------------
                                                       3,375,000
                                                   -------------

                PUERTO RICO - 8.58%

 12,600,000     Puerto Rico Commonwealth
                Government Development Bank
                3.85%, 12/01/15 (A)
                Insured: MBIA
                SPA: Credit Suisse First Boston..     12,600,000
  9,900,000     Puerto Rico Commonwealth
                Highway & Transportation Authority
                Series A
                3.90%, 07/01/28 (A)
                Insured: AMBAC
                SPA: Bank of Nova Scotia.........      9,900,000
                                                   -------------
                                                      22,500,000
                                                   -------------

                TEXAS - 6.46%

  1,000,000     Grapevine IDC, American Airlines
                Series A-3
                4.65%, 12/01/24 (A)
                LOC: Bayerische Landesbank GZ....      1,000,000
  5,690,000     Guadalupe-Blanco River Authority, PCR,
                Central Power & Light Co. Project
                4.65%, 11/01/15 (A)
                LOC: ABN AMRO Bank N.V...........      5,690,000
  4,350,000     Harris County, IDC, PCR,
                Exxon Mobil Corp.
                4.60%, 03/01/24 (A)..............      4,350,000
  1,100,000     Lone Star Airport Improvement Authority
                American Airlines, Inc.
                Series A-3
                4.65%, 12/01/14 (A)
                LOC: Royal Bank of Canada........      1,100,000
  2,400,000     Lone Star Airport Improvement Authority,
                American Airlines,
                Series A-5
                4.65%, 12/01/14 (A)
                LOC: Royal Bank of Canada........      2,400,000
  2,400,000     Lone Star Airport Improvement Authority,
                American Airlines,
                Series B-3
                4.65%, 12/01/14 (A)
                LOC: Royal Bank of Canada........      2,400,000
                                                   -------------
                                                      16,940,000
                                                   -------------




                       SEE NOTES TO FINANCIAL STATEMENTS.

CONNECTICUT MUNICIPAL MONEY MARKET FUND

OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

                VIRGINIA - 2.06%

$ 5,400,000     Peninsula Ports Authority, CTR,
                Dominion Terminal Association
                Project
                Series C
                4.60%, 07/01/16 (A)
                LOC: Barclays Bank Plc........... $    5,400,000
                                                   -------------

                WYOMING - 4.20%

  1,100,000     Lincoln County, PCR,
                Exxon Mobil Project
                Series A
                4.55%, 11/01/14 (A)..............      1,100,000
  2,000,000     Lincoln County, PCR,
                Exxon Mobil Project
                Series B
                4.55%, 11/01/14 (A)..............      2,000,000
  2,200,000     Lincoln County,
                Resource Recovery Revenue Bond,
                Exxon Mobil Project
                Series C
                4.55%, 11/01/14 (A)..............      2,200,000
  1,300,000     Platte County, PCR,
                Tri-State G & T
                Series A
                4.75%, 07/01/14 (A)
                LOC: National Rural Utility CFC..      1,300,000
  2,075,000     Platte County, PCR,
                Tri-State G & T
                Series B
                4.75%, 07/01/14 (A)
                LOC: National Rural Utility CFC..      2,075,000
  2,335,000     Uinta County, PCR,
                Chevron USA, Inc. Project
                4.60%, 08/15/20 (A)..............      2,335,000
                                                   -------------
                                                      11,010,000
                                                   -------------
                TOTAL MUNICIPAL SECURITIES ......    257,292,679
                                                   -------------
                (Cost $257,292,679)



    SHARES                                               VALUE
  ----------                                           ---------

INVESTMENT COMPANY - 0.49%

  1,281,136     Federated Municipal Trust Connecticut
                Municipal Cash Trust............. $    1,281,136
                                                   -------------
                TOTAL INVESTMENT COMPANY ........      1,281,136
                                                   -------------
                (Cost $1,281,136)
TOTAL INVESTMENTS - 98.64%.......................    258,573,815
                                                   -------------
(Cost $258,573,815)*
NET OTHER ASSETS AND LIABILITIES - 1.36%.........      3,574,975
                                                   -------------
NET ASSETS - 100.00%.............................  $ 262,148,790
                                                   =============

---------------------------------------------
*        Aggregate cost for federal tax purposes.
(A) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds have demand features within one year. Notes mature within one year. The interest rate shown reflects the rate in effect at October 31, 2000.
AMBAC    American Municipal Bond Assurance Corp.
BAN      Bond Anticipation Notes
CFC      Cooperative Finance Corp.
CTR      Coal Term Revenue
FGIC     Federal Guaranty Insurance Corp.
GO       General Obligation
HEFA     Health and Educational Facilities Authority
IDA      Industrial Development Authority
IDC      Industrial Development Corp.
LOC      Letter of Credit
MBIA     Municipal Bond Insurance Association
PCR      Pollution Control Revenue
SPA      Stand-by Purchase Agreement


                       SEE NOTES TO FINANCIAL STATEMENTS.

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

MUNICIPAL SECURITIES - 99.72%


                ALASKA - 0.50%

$ 2,500,000     Valdez Marine Terminal Revenue
                Exxon Mobil Pipeline Co. Project
                Series B
                4.60%, 12/01/33 (A).............. $    2,500,000
                                                   -------------

                ARIZONA - 0.83%

  2,600,000     Maricopa County, PCR Arizona
                Public Service Co.
                Series A
                4.60%, 05/01/29 (A)
                LOC: Morgan Guaranty Trust Co....      2,600,000
  1,400,000     Maricopa County, PCR Arizona
                Public Service Co.
                Series F
                4.60%, 05/01/29 (A)
                LOC: Bank of America NT & SA.....      1,400,000
                                                   -------------
                                                       4,000,000
                                                   -------------

                CALIFORNIA - 1.17%

  2,300,000     Los Angeles Regional Airports
                Improvement Corp.,
                Lease Revenue
                American Airlines, Inc.
                LA International Airport
                Series G
                4.65%, 12/01/24 (A)
                LOC: Wachovia Bank, N.A..........      2,300,000
  3,300,000     Los Angeles Regional Airports
                Improvement Corp.,
                Lease Revenue
                Lax Two Corp.
                4.65%, 12/01/25 (A)
                LOC: Societe Generale............      3,300,000
                                                   -------------
                                                       5,600,000
                                                   -------------

                ILLINOIS - 1.96%

  3,700,000     Chicago O'Hare
                International Airport
                American Airlines Project
                Series A
                4.60%, 12/01/17 (A)
                LOC: Credit Suisse First Boston..      3,700,000
  5,700,000     Chicago O'Hare
                International Airport
                American Airlines Project
                Series D
                4.60%, 12/01/17 (A)
                LOC: Royal Bank of Canada........      5,700,000
                                                   -------------
                                                       9,400,000
                                                   -------------


   PAR VALUE                                              VALUE
  ----------                                           ---------

                LOUISIANA - 4.75%

$14,910,000     East Baton Rouge Parish, PCR,
                Exxon Mobil Project
                4.60%, 03/01/22 (A).............. $   14,910,000
  3,950,000     Louisiana Offshore
                Terminal Authority,
                Deepwater Port Revenue Loop, Inc.
                1st Stage A
                4.60%, 09/01/08 (A)
                LOC: SunTrust Bank, Nashville....      3,950,000
  4,000,000     Louisiana Offshore
                Terminal Authority,
                Deepwater Port Revenue Loop, Inc.
                1st Stage
                4.65%, 09/01/06 (A)
                LOC: SunTrust Bank, Nashville....      4,000,000
                                                   -------------
                                                      22,860,000
                                                   -------------

                MASSACHUSETTS - 74.31%

  7,300,000     Boston Water and
                Sewer Commission
                General Purpose,
                Senior Series A
                4.05%, 11/01/24 (A)
                LOC: State Street Bank...........      7,300,000
 10,500,000     Brookline, BAN, GO
                4.75%, 06/01/01..................     10,502,866
  2,400,000     Cohasset, BAN, GO
                5.00%, 07/27/01..................      2,410,973
  2,224,488     Hamilton, BAN, GO
                5.25%, 06/01/01..................      2,230,651
 22,000,000     Hingham, BAN, GO
                4.63%, 09/26/01..................     22,071,190
  8,905,000     Holliston, BAN, GO
                4.65%, 08/24/01..................      8,931,206
  8,000,000     Holliston, BAN, GO
                4.75%, 08/24/01..................      8,027,313
  3,900,000     Holyoke, PCR, Holyoke
                Water & Power Co.
                4.05%, 11/01/23 (A)
                LOC: Toronto-Dominion Bank.......      3,900,000
 10,952,000     Marshfield, BAN, GO
                5.00%, 06/20/01..................     10,999,048
  2,500,000     Massachusetts Municipal
                Wholesale Electric Co.
                Power Supply System
                Series C
                4.20%, 07/01/19 (A)
                Insured: MBIA
                LOC: Credit Suisse First Boston..      2,500,000
 14,590,000     Massachusetts State HEFA,
                Amherst College
                Series F
                4.25%, 11/01/26 (A)..............     14,590,000
  2,400,000     Massachusetts State HEFA,
                Bentley College
                Series K
                4.20%, 07/01/30 (A)
                LOC: State Street Bank...........      2,400,000
  4,000,000     Massachusetts State HEFA,
                Capital Asset Program
                Series A
                4.05%, 01/01/01 (A)
                LOC: Bank One, N.A...............      4,000,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

                MASSACHUSETTS (CONTINUED)

$12,000,000     Massachusetts State HEFA,
                Capital Asset Program
                Series D
                4.55%, 01/01/35 (A)
                Insured: MBIA
                SPA: State Street Bank........... $   12,000,000
  5,200,000     Massachusetts State HEFA,
                Capital Asset Program
                Series E
                4.60%, 01/01/35 (A)
                LOC: Bank One, N.A...............      5,200,000
  2,400,000     Massachusetts State HEFA,
                Capital Asset Program
                Series G-1
                4.15%, 01/01/19 (A)
                LOC: MBIA
                SPA: Credit Suisse First Boston..      2,400,000
 25,370,000     Massachusetts State HEFA,
                Harvard University
                4.13%, 08/01/17 (A)..............     25,370,000
  8,100,000     Massachusetts State HEFA,
                Harvard University
                Series Q
                4.13%, 02/01/16 (A)..............      8,100,000
  8,000,000     Massachusetts State HEFA,
                Harvard University, Series R
                4.13%, 11/01/49 (A)..............      8,000,000
 11,900,000     Massachusetts State HEFA,
                Newton Wellesley Hospital
                Series F
                4.15%, 07/01/25 (A)
                Insured: MBIA
                SPA: Credit Suisse First Boston..     11,900,000
 16,700,000     Massachusetts State HEFA,
                Partners Healthcare System
                Series P-2
                4.20%, 07/01/27 (A)
                Insured: FSA
                SPA: Morgan Guaranty Trust
                Bayerische Landesbank GZ.........     16,700,000
 12,000,000     Massachusetts State HEFA,
                Wellesley College
                Series G
                4.40%, 07/01/39 (A)..............     12,000,000
 26,800,000     Massachusetts State HFA
                Multi-Family
                Series A
                4.20%, 12/01/25 (A)
                Insured: GNMA
                SPA: Republic National
                Bank of New York................      26,800,000
  1,800,000     Massachusetts State IFA,
                Buckingham Brown Nichols Issue
                4.25%, 05/01/27 (A)
                LOC: State Street Bank...........      1,800,000
  1,500,000     Massachusetts State IFA,
                Gordon College Issue
                4.25%, 12/01/27 (A)
                LOC: State Street Bank...........      1,500,000


   PAR VALUE                                              VALUE
  ----------                                           ---------


                MASSACHUSETTS (CONTINUED)

$ 5,000,000     Massachusetts State IFA,
                Governor Dummer Academy
                4.25%, 07/01/26 (A)
                LOC: State Street Bank........... $    5,000,000
  9,300,000     Massachusetts State IFA, PCR,
                Holyoke Water Power Co.
                Series A
                4.05%, 05/01/22 (A)
                LOC: Canadian Imperial
                Bank of Commerce.................      9,300,000
  4,000,000     Massachusetts State IFA,
                Worcester Academy
                4.25%, 10/01/30 (A)
                LOC: Allied Irish Bank...........      4,000,000
  1,000,000     Massachusetts State
                Port Authority
                4.20%, 12/07/00
                LOC: Westdeutsche Landesbank GZ..      1,000,000
  2,000,000     Massachusetts State
                Port Authority
                4.25%, 01/10/01
                LOC: Westdeutsche Landesbank GZ..      2,000,000
 12,000,000     Massachusetts State
                Water Resource Authority
                Subordinated, General Purpose
                Series A
                4.20%, 04/01/28 (A)
                Insured: AMBAC
                SPA: Bank of Nova Scotia.........     12,000,000
  5,500,000     Massachusetts State
                Water Resource Authority
                Subordinated, General Purpose
                Series B
                4.20%, 08/01/28 (A)
                LOC: Landesbank
                Hessen - Thuringen GZ............      5,500,000
  4,000,000     Massachusetts State,
                Series A, GO
                4.30%, 09/01/16 (A)
                SPA: Commerzbank A.G.............      4,000,000
 20,000,000     Massachusetts State,
                Series B, GO
                4.30%, 09/01/16 (A)
                SPA: Toronto Dominion Bank.......     20,000,000
  5,483,547     Millis, BAN, GO
                5.25%, 01/31/01..................      5,495,579
  7,005,000     Natick, BAN, GO
                4.75%, 08/02/01..................      7,025,146
  7,000,000     Reading, BAN, GO
                4.13%, 01/11/01..................      7,002,280
 13,000,000     Sudbury, BAN, GO
                4.75%, 12/29/00..................     13,011,148
  4,270,500     Tisbury, BAN, GO
                5.50%, 11/15/00..................      4,271,743
  6,358,000     Topsfield, BAN, GO
                4.50%, 03/23/01..................      6,364,859
  9,327,000     Topsfield, BAN, GO
                4.63%, 09/21/01..................      9,355,144
  3,130,000     Wellesley, BAN, GO
                5.25%, 06/07/01..................      3,139,815

                       SEE NOTES TO FINANCIAL STATEMENTS.

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

$ 2,750,000     Westfield, BAN, GO
                4.75%, 02/01/01.................. $    2,752,988
  4,445,000     Winchester, BAN, GO
                5.00%, 07/03/01..................      4,462,918
                                                   -------------
                                                     357,314,867
                                                   -------------

                MISSISSIPPI - 1.06%

  3,600,000     Harrison County, PCR, E.I.
                duPont deNemours Project
                4.65%, 09/01/10 (A)..............      3,600,000
  1,500,000     Perry County, PCR, Leaf River
                Forest Project
                4.65%, 03/01/02 (A)
                LOC: Wachovia Bank N.A...........      1,500,000
                                                   -------------
                                                       5,100,000
                                                   -------------

                MISSOURI - 0.21%

  1,000,000     Kansas City,
                IDA Hospital Revenue,
                Research Health Services System
                4.75%, 04/15/15 (A)
                Insured: MBIA
                SPA: Bank of America.............      1,000,000
                                                   -------------

                NEW YORK - 2.00%

  1,000,000     Long Island Power Authority
                Electric Systems Revenue
                Series 5
                4.60%, 05/01/33 (A)
                LOC: ABN-AMRO Bank  NV
                Morgan Guaranty Trust Co.........      1,000,000
  8,600,000     Long Island Power Authority
                Electric Systems Revenue
                Series 6
                4.55%, 05/01/33 (A)
                LOC: ABN-AMRO Bank NV
                Morgan Guaranty Trust Co.........      8,600,000
                                                   -------------
                                                       9,600,000
                                                   -------------

                OHIO - 0.87%

  4,200,000     Ohio State Air Quality
                Development Authority
                Revenue, Mead Corp.
                4.55%, 10/01/01 (A)
                LOC: Deutsche Bank A.G...........      4,200,000
                                                   -------------

                PENNSYLVANIA - 0.75%

  3,600,000     Delaware County, IDA,
                Airport Facilities Revenue,
                United Parcel Service Project
                4.55%, 12/01/15 (A)..............      3,600,000
                                                   -------------


   PAR VALUE                                              VALUE
  ----------                                           ---------


                PUERTO RICO - 0.21%

 $1,000,000     Puerto Rico Commonwealth
                Highway & Transportation
                Authority
                Series A
                3.90%, 07/01/28 (A)
                Insured: AMBAC
                SPA: Bank of Nova Scotia.........  $   1,000,000
                                                   -------------

                TENNESSEE - 1.69%

  8,100,000     Metropolitan Nashville
                Airport Authority
                Special Facilities Revenue,
                American Airlines Project
                Series B
                4.55%, 10/01/12 (A)
                LOC: Bayerische Landesbank GZ....      8,100,000
                                                   -------------

                TEXAS - 6.23%

  1,800,000     Grapevine IDC,
                American Airlines, Inc.
                Series A-4
                4.65%, 11/01/15 (A)
                LOC: Bayerische Landesbank GZ....      1,800,000
  1,400,000     Grapevine IDC,
                American Airlines, Inc.
                Series B-1
                4.65%, 12/01/24 (A)
                LOC: Bayerische Landesbank GZ....      1,400,000
  4,000,000     Guadalupe-Blanco
                River Authority,
                PCR, Central Power & Light Co.
                4.65%, 11/01/15 (A)
                LOC: Barclays Bank...............      4,000,000
  4,200,000     Harris County IDC, PCR,
                Exxon Mobil Corp.
                4.60%, 03/01/24 (A)..............      4,200,000
  4,350,000     Harris County IDC, PCR,
                Exxon Mobil Corp.
                4.60%, 03/01/24 (A)..............      4,350,000
    900,000     Lone Star Airport
                Improvement Authority,
                American Airlines, Inc.
                Series A-1
                4.65%, 12/01/14 (A)
                LOC: Royal Bank of Canada........        900,000
  1,200,000     Lone Star Airport
                Improvement Authority,
                American Airlines, Inc.
                Series A-2
                4.65%, 12/01/14 (A)
                LOC: Royal Bank of Canada........      1,200,000
  2,600,000     Lone Star Airport
                Improvement Authority,
                American Airlines, Inc.
                Series A-3
                4.65%, 12/01/14 (A)
                LOC: Royal Bank of Canada........      2,600,000
  1,300,000     Lone Star Airport
                Improvement Authority,
                American Airlines, Inc.
                Series B-1
                4.65%, 12/01/14 (A)
                LOC: Royal Bank of Canada........      1,300,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

                TEXAS (CONTINUED)

$ 3,700,000     Lone Star Airport
                Improvement Authority,
                American Airlines, Inc.
                Series B-2
                4.65%, 12/01/14 (A)
                LOC: Royal Bank of Canada........ $    3,700,000
  3,300,000     Lone Star Airport
                Improvement Authority,
                American Airlines, Inc.
                Series B-4
                4.65%, 12/01/14 (A)
                LOC: Royal Bank of Canada........      3,300,000
  1,200,000     Sabine River Authority, PCR,
                Texas Utilities Project
                Series A
                4.65%, 03/01/26 (A)
                Insured: AMBAC
                SPA: Bank of New York............      1,200,000
                                                   -------------
                                                      29,950,000
                                                   -------------

                WYOMING - 3.18%

  1,600,000     Lincoln County, PCR,
                Exxon Mobil Project
                Series A
                4.55%, 11/01/14 (A)..............      1,600,000
  6,300,000     Platte County, PCR,
                Tri-State G & T
                Series A
                4.75%, 07/01/14 (A)
                Guaranteed: National
                Rural Utility CFC ...............      6,300,000
  3,725,000     Platte County, PCR,
                Tri-State G & T
                Series B
                4.75%, 07/01/14 (A)
                Guaranteed: National
                Rural Utility CFC................      3,725,000
  2,050,000     Uinta County, PCR, Amoco Project
                4.60%, 07/01/26 (A)..............      2,050,000
  1,600,000     Uinta County, PCR,
                Chevron, Inc. Project
                4.60%, 08/15/20 (A)..............      1,600,000
                                                   -------------
                                                      15,275,000
                                                   -------------
                TOTAL MUNICIPAL SECURITIES ......    479,499,867
                                                   -------------
                (Cost $479,499,867)


    SHARES                                               VALUE
  ----------                                           ---------

INVESTMENT COMPANIES - 0.20%

     48,767     Dreyfus Massachusestts
                Tax-Exempt Money Market.......... $       48,767
    918,218     Federated Municipal Trust
                Massachusetts Municipal
                Cash Trust.......................        918,218
      3,961     Federated Municipal Trust
                Tax-Exempt Money Market..........          3,962
                                                   -------------
                TOTAL INVESTMENT COMPANIES ......        970,947
                                                   -------------
                (Cost $970,947)
TOTAL INVESTMENTS - 99.92%.......................    480,470,814
                                                   -------------
(Cost $480,470,814)*
NET OTHER ASSETS AND LIABILITES - 0.08%..........        364,514
                                                   -------------
NET ASSETS - 100.00%.............................  $ 480,835,328
                                                   =============

--------------------------------------------------------------------------
*        Aggregate cost for federal tax purposes.
(A) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds have demand features within one year. Notes mature within one year. The interest rate shown reflects the rate in effect at October 31, 2000.
AMBAC    American Municipal Bond Assurance Corp.
BAN      Bond Anticipation Note
CFC      Cooperative Finance Corp.
FSA      Financial Security Assurance Co.
GNMA     Government National Mortgage Association
GO       General Obligation
HEFA     Health and Educational Facilities Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDC      Industrial Development Corp.
IFA      Industrial Finance Authority
LOC      Letter of Credit
MBIA     Municipal Bond Insurance Association
PCR      Pollution Control Revenue
SPA      Stand-by Purchase Agreement


                       SEE NOTES TO FINANCIAL STATEMENTS.

                       This page left blank intentionally.

GALAXY MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

                                                                   MONEY MARKET    GOVERNMENT     U.S. TREASURY   TAX-EXEMPT
                                                                       FUND           FUND            FUND           FUND
                                                                  --------------  -------------  -------------   --------------
ASSETS:
   Investments (Note 2):
     Investments at amortized cost..............................  $4,874,281,927  $ 778,305,538  $1,323,134,026  $1,580,821,335
     Repurchase agreement.......................................      23,810,000    125,265,000              --              --
                                                                  --------------  -------------  --------------  --------------
       Total investments at value...............................   4,898,091,927    903,570,538   1,323,134,026   1,580,821,335
   Cash.........................................................              --              6             450           8,003
   Receivable for shares sold...................................      30,527,399      2,825,535       8,514,549       7,820,955
   Interest and dividends receivable............................      30,262,706      2,085,973       3,120,437       9,665,749
                                                                  --------------  -------------  --------------  --------------
     Total Assets...............................................   4,958,882,032    908,482,052   1,334,769,462   1,598,316,042
                                                                  --------------  -------------  --------------  --------------

LIABILITIES:
   Dividends payable............................................      10,384,650      2,814,852       2,339,809       4,114,640
   Payable for investments purchased............................              --             --      24,778,472      16,363,578
   Payable for shares repurchased...............................      37,497,424     43,344,176       6,593,098         831,521
   Investment advisory fee payable (Note 3).....................       1,493,852        294,358         418,732         490,728
   Payable to Fleet affiliates (Note 3).........................         265,766         33,048          61,363          12,297
   Payable to Administrator (Note 3)............................         518,351         89,602         152,103         104,392
   Trustees' fees and expenses payable (Note 3).................         154,083         47,018          45,043          24,088
   Payable to custodian.........................................          17,680             --              --              --
   Accrued expenses and other payables..........................         365,172         85,312          74,639         100,201
                                                                  --------------  -------------  --------------  --------------
     Total Liabilities..........................................      50,696,978     46,708,366      34,463,259      22,041,445
                                                                  --------------  -------------  --------------  --------------
NET ASSETS......................................................  $4,908,185,054  $ 861,773,686  $1,300,306,203  $1,576,274,597
                                                                  ==============  =============  ==============  ==============

NET ASSETS CONSIST OF:
   Par value (Note 5)...........................................  $    4,907,990  $     861,815  $    1,299,955  $    1,576,540
   Paid-in capital in excess of par value.......................   4,903,034,983    860,953,045   1,298,656,803   1,574,963,114
   Undistributed (overdistributed) net investment income (loss).         243,113        (41,174)        316,537         (19,453)
   Accumulated net realized gain (loss) on investments sold.....          (1,032)            --          32,908        (245,604)
                                                                  --------------  -------------  --------------  --------------
TOTAL NET ASSETS................................................  $4,908,185,054  $ 861,773,686  $1,300,306,203  $1,576,274,597
                                                                  ==============  =============  ==============  ==============

Retail A Shares:
   Net assets...................................................  $2,785,839,803  $ 333,271,767  $  544,741,284  $  215,913,814
   Shares of beneficial interest outstanding....................   2,785,699,572    332,888,624     544,545,631     215,971,129
                                                                  --------------  -------------  --------------  --------------
   NET ASSET VALUE, offering and redemption price per share.....  $         1.00  $        1.00  $         1.00  $         1.00
                                                                  ==============  =============  ==============  ==============

Retail B Shares:
   Net assets...................................................  $    2,325,038            N/A             N/A             N/A
   Shares of beneficial interest outstanding....................       2,324,888            N/A             N/A             N/A
                                                                  --------------  -------------  --------------  --------------
   NET ASSET VALUE and offering price per share*................  $         1.00            N/A             N/A             N/A
                                                                  ==============  =============  ==============  ==============

Trust Shares:
   Net assets...................................................  $1,999,242,506  $ 528,501,919  $  510,814,745  $1,276,444,824
   Shares of beneficial interest outstanding....................   1,999,177,125    528,926,234     510,661,544   1,276,652,565
                                                                  --------------  -------------  --------------  --------------
   NET ASSET VALUE, offering and redemption price per share.....  $         1.00  $        1.00  $         1.00  $         1.00
                                                                  ==============  =============  ==============  ==============

BKB Shares:
   Net assets...................................................  $  120,777,707            N/A  $  244,750,174  $   83,915,959
   Shares of beneficial interest outstanding....................     120,788,836            N/A     244,747,588      83,915,963
                                                                  --------------  -------------  --------------  --------------
   NET ASSET VALUE, offering and redemption price per share.....  $         1.00            N/A  $         1.00 $          1.00
                                                                  ==============  =============  ==============  ==============

-------------------------------------------------------------
* Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      30-31

                                                                    CONNECTICUT MUNICIPAL       MASSACHUSETTS MUNICIPAL
                                                                      MONEY MARKET FUND            MONEY MARKET FUND
                                                                    ---------------------       -----------------------
ASSETS:
   Investments (Note 2):
     Investments at amortized cost..............................        $258,573,815                 $480,470,814
     Repurchase agreement.......................................                  --                           --
                                                                        ------------                 ------------
       Total investments at value...............................         258,573,815                  480,470,814
   Cash.........................................................                  44                          666
   Receivable for shares sold...................................           3,061,748                    3,735,869
   Interest and dividends receivable............................           2,399,244                    2,688,978
                                                                        ------------                 ------------
     Total Assets...............................................         264,034,851                  486,896,327
                                                                        ------------                 ------------

LIABILITIES:
   Dividends payable............................................             372,063                      650,543
   Payable for investments purchased............................                  --                           --
   Payable for shares repurchased...............................           1,336,977                    5,123,525
   Investment advisory fee payable (Note 3).....................              90,617                      165,601
   Payable to Fleet affiliates (Note 3).........................              22,654                       41,457
   Payable to Administrator (Note 3)............................              30,203                       41,630
   Trustees' fees and expenses payable (Note 3).................               8,220                        6,765
   Payable to custodian.........................................                  --                           --
   Accrued expenses and other payables..........................              25,327                       31,478
                                                                        ------------                 ------------
     Total Liabilities..........................................           1,886,061                    6,060,999
                                                                        ------------                 ------------
NET ASSETS......................................................        $262,148,790                 $480,835,328
                                                                        ============                 ============

NET ASSETS CONSIST OF:
   Par value (Note 5)...........................................        $    262,155                 $    480,852
   Paid-in capital in excess of par value.......................         261,899,462                  480,371,142
   Undistributed (overdistributed) net investment income (loss).              (5,391)                      (4,086)
   Accumulated net realized gain (loss) on investments sold.....              (7,436)                     (12,580)
                                                                        ------------                 ------------
TOTAL NET ASSETS................................................        $262,148,790                 $480,835,328
                                                                        ============                 ============

Retail A Shares:
   Net assets...................................................        $262,148,790                 $480,835,328
   Shares of beneficial interest outstanding....................         262,154,997                  480,851,830
                                                                        ------------                 ------------
   NET ASSET VALUE, offering and redemption price per share.....        $       1.00                 $       1.00
                                                                        ============                 ============

Retail B Shares:
   Net assets...................................................                 N/A                          N/A
   Shares of beneficial interest outstanding....................                 N/A                          N/A
                                                                        ------------                 ------------
   NET ASSET VALUE and offering price per share*................                 N/A                          N/A
                                                                        ============                 ============

Trust Shares:
   Net assets...................................................                 N/A                          N/A
   Shares of beneficial interest outstanding....................                 N/A                          N/A
                                                                        ------------                 ------------
   NET ASSET VALUE, offering and redemption price per share.....                 N/A                          N/A
                                                                        ============                 ============

BKB Shares:
   Net assets...................................................                 N/A                          N/A
   Shares of beneficial interest outstanding....................                 N/A                          N/A
                                                                        ------------                 ------------
   NET ASSET VALUE, offering and redemption price per share.....                 N/A                          N/A
                                                                        ============                 ============

-------------------------------------------------------------
* Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      30-31

GALAXY MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

                                                            MONEY MARKET     GOVERNMENT    U.S. TREASURY   TAX-EXEMPT
                                                                FUND            FUND           FUND           FUND
                                                            ------------    -----------    -----------     -----------


INVESTMENT INCOME:
   Interest (Note 2) .....................................  $282,069,607    $56,598,791    $67,613,513     $38,224,042
   Dividends (Note 2) ....................................            --             --             --         133,786
                                                            ------------    -----------    -----------     -----------
     Total investment income .............................   282,069,607     56,598,791     67,613,513      38,357,828
                                                            ------------    -----------    -----------     -----------

EXPENSES:
   Investment advisory fee (Note 3) .....................     17,980,032      3,703,908      4,438,357       3,828,136
   Administration fee (Note 3) ...........................     3,179,857        659,767        822,341         667,581
   Custodian fee (Note 3) ................................        70,478         25,113         24,246          34,563
   Fund accounting fee (Note 3) ..........................       144,574         94,993        150,229         142,874
   Professional fees (Note 3) ............................       172,556         46,009         76,567          59,601
   Shareholder servicing and 12b-1 fees (Note 3) .........     2,522,020        336,331        611,907         197,013
   Transfer agent fee (Note 3) ...........................     2,347,435        353,580        460,852          58,822
   Trustees' fees and expenses (Note 3) ..................       114,598         26,910         35,314          23,994
   Reports to shareholders (Note 3) ......................       465,168         49,637         69,816          14,083
   Miscellaneous .........................................       270,905         59,575         82,931          99,407
                                                            ------------    -----------    -----------     -----------
     Total expenses before reimbursement/waiver (Note 4) .    27,267,623      5,355,823      6,772,560       5,126,074
                                                            ------------    -----------    -----------     -----------
     Less: reimbursement/waiver (Note 4) .................    (1,876,940)       (90,817)        (3,006)       (155,344)
                                                            ------------    -----------    -----------     -----------
       Total expenses net of reimbursement/waiver ........    25,390,683      5,265,006      6,769,554       4,970,730
                                                            ------------    -----------    -----------     -----------
NET INVESTMENT INCOME ....................................   256,678,924     51,333,785     60,843,959      33,387,098
                                                            ------------    -----------    -----------     -----------

NET REALIZED GAIN ON INVESTMENTS SOLD (NOTE 2) ...........           111             --         32,908              --
                                                            ------------    -----------    -----------     -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS........................................  $256,679,035    $51,333,785    $60,876,867     $33,387,098
                                                            ============    ===========    ===========     ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      32-33

                                                            CONNECTICUT MUNICIPAL       MASSACHUSETTS MUNICIPAL
                                                              MONEY MARKET FUND            MONEY MARKET FUND
                                                             -------------------         -------------------


INVESTMENT INCOME:
   Interest (Note 2) .....................................       $ 9,889,300                 $ 11,908,083
   Dividends (Note 2) ....................................               600                       57,169
                                                                 -----------                 ------------
     Total investment income .............................         9,889,900                   11,965,252
                                                                 -----------                 ------------

EXPENSES:
   Investment advisory fee (Note 3) ......................         1,043,059                    1,214,975
   Administration fee (Note 3) ...........................           185,381                      214,326
   Custodian fee (Note 3) ................................             8,693                        9,813
   Fund accounting fee (Note 3) ..........................            70,095                       76,010
   Professional fees (Note 3) ............................            34,998                       30,972
   Shareholder servicing and 12b-1 fees (Note 3) .........           255,205                      291,580
   Transfer agent fee (Note 3) ...........................            29,965                       27,494
   Trustees' fees and expenses (Note 3) ..................             8,832                        8,666
   Reports to shareholders (Note 3) ......................             6,935                        5,378
   Miscellaneous .........................................            19,606                       28,144
                                                                 -----------                 ------------
     Total expenses before reimbursement/waiver (Note 4) .         1,662,769                    1,907,358
                                                                 -----------                 ------------
     Less: reimbursement/waiver (Note 4) .................           (34,226)                     (34,446)
                                                                 -----------                 ------------
       Total expenses net of reimbursement/waiver ........         1,628,543                    1,872,912
                                                                 -----------                 ------------
NET INVESTMENT INCOME ....................................         8,261,357                   10,092,340
                                                                 -----------                 ------------

NET REALIZED GAIN ON INVESTMENTS SOLD (NOTE 2) ...........                --                           --
                                                                 -----------                 ------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .......................................       $ 8,261,357                 $ 10,092,340
                                                                 ===========                 ============

                       SEE NOTES TO FINANCIAL STATEMENTS
                                      32-33

GALAXY MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                         MONEY MARKET FUND              GOVERNMENT FUND
                                                                  -----------------------------  -----------------------------
                                                                            YEARS ENDED                   YEARS ENDED
                                                                            OCTOBER 31,                   OCTOBER 31,
                                                                       2000           1999            2000           1999
                                                                  --------------  -------------  -------------  --------------
NET ASSETS AT BEGINNING OF PERIOD ............................... $4,117,022,862 $3,403,719,219  $ 941,063,718  $1,075,274,938
                                                                  -------------- --------------  -------------  --------------
 NCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income ........................................    256,678,924    174,007,413     51,333,785      45,883,014
   Net realized gain on investments sold ........................            111         19,413             --          37,116
                                                                  -------------- --------------  -------------  --------------
     Net increase in net assets resulting from operations .......    256,679,035    174,026,826     51,333,785      45,920,130
                                                                  -------------- --------------  -------------  --------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income ......................................   (146,866,198)  (104,393,213)   (18,475,073)    (15,592,532)
                                                                  -------------- --------------  -------------  --------------
   RETAIL B SHARES:
     Net investment income ......................................       (115,383)       (86,034)           N/A             N/A
                                                                  -------------- --------------  -------------  --------------
   TRUST SHARES:
     Net investment income ......................................   (106,347,775)   (69,528,195)   (32,995,383)    (30,149,607)
                                                                  -------------- --------------  -------------  --------------
   BKB SHARES:
     Net investment income ......................................     (3,349,002)           N/A            N/A             N/A
                                                                  -------------- --------------  -------------  --------------

       Total Dividends to shareholders ..........................   (256,678,358)  (174,007,442)   (51,470,456)    (45,742,139)
                                                                  -------------- --------------  -------------  --------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ..............    791,161,515    711,961,641    (79,153,361)   (135,195,652)
                                                                  -------------- --------------  -------------  --------------

CAPITAL CONTRIBUTION FROM INVESTMENT ADVISOR (NOTE 5) ...........             --      1,322,618             --         806,441
                                                                  -------------- --------------  -------------  --------------

   Net increase (decrease) in net assets ........................    791,162,192    713,303,643    (79,290,032)   (134,211,220)
                                                                  -------------- --------------  -------------  --------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .................. $4,908,185,054 $4,117,022,862  $ 861,773,686  $  941,063,718
                                                                  ============== ==============  =============  ==============

(A) Undistributed (overdistributed) net investment income (loss). $      243,113 $      242,547  $     (41,174) $       95,497
                                                                  ============== ==============  =============  ==============

-----------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on page 36 and 37.



                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      34-35

                                                                          U.S. TREASURY FUND               TAX-EXEMPT FUND
                                                                     ----------------------------  -----------------------------
                                                                             YEARS ENDED                     YEARS ENDED
                                                                             OCTOBER 31,                     OCTOBER 31,
                                                                         2000            1999           2000            1999
                                                                     -------------  -------------  --------------  -------------
NET ASSETS AT BEGINNING OF PERIOD ................................  $1,044,155,421  $  988,698,222 $  716,194,717  $ 391,515,416
                                                                    --------------  -------------- --------------  -------------
 NCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income .........................................      60,843,959      42,909,407     33,387,098     15,160,727
   Net realized gain on investments sold .........................          32,908          10,820             --             --
                                                                    --------------  -------------- --------------  -------------
     Net increase in net assets resulting from operations ........      60,876,867      42,920,227     33,387,098     15,160,727
                                                                    --------------  -------------- --------------  -------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income .......................................     (29,479,574)    (24,098,884)    (5,967,705)    (4,259,280)
                                                                    --------------  -------------- --------------  -------------
   RETAIL B SHARES:
     Net investment income .......................................             N/A             N/A            N/A            N/A
                                                                    --------------  -------------- --------------  -------------
   TRUST SHARES:
     Net investment income .......................................     (25,421,120)    (18,810,523)   (25,796,826)   (10,901,372)
                                                                    --------------  -------------- --------------  -------------
   BKB SHARES:
     Net investment income .......................................      (5,943,265)            N/A     (1,622,567)           N/A
                                                                    --------------  -------------- --------------  -------------

       Total Dividends to shareholders ...........................     (60,843,959)    (42,909,407)   (33,387,098)   (15,160,652)
                                                                    --------------  -------------- --------------  -------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ...............     256,117,874      54,710,415    860,079,880    324,679,226
                                                                    --------------  -------------- --------------  -------------

CAPITAL CONTRIBUTION FROM INVESTMENT ADVISOR (NOTE 5) ............              --         735,964             --             --
                                                                    --------------  -------------- --------------  -------------

   Net increase (decrease) in net assets .........................     256,150,782      55,457,199    860,079,880    324,679,301
                                                                    --------------  -------------- --------------  -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...................  $1,300,306,203  $1,044,155,421 $1,576,274,597  $ 716,194,717
                                                                    ==============  ============== ==============  =============

(A) Undistributed (overdistributed) net investment income (loss) .  $      316,537  $      316,537 $      (19,453) $     (19,453)
                                                                    ==============  ============== ==============  =============

-----------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on page 36 and 37.



                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      34-35

                                                                          CONNECTICUT MUNICIPAL        MASSACHUSETTS MUNICIPAL
                                                                            MONEY MARKET FUND             MONEY MARKET FUND
                                                                     -----------------------------  -----------------------------
                                                                              YEARS ENDED                    YEARS ENDED
                                                                              OCTOBER 31,                    OCTOBER 31,
                                                                          2000           1999            2000           1999
                                                                     --------------  -------------  -------------  --------------
NET ASSETS AT BEGINNING OF PERIOD ................................   $  243,051,014  $ 165,185,627  $ 241,611,437  $  127,921,915
                                                                     --------------  -------------  -------------  --------------
 NCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income .........................................        8,261,357      5,240,021     10,092,340       5,034,474
   Net realized gain on investments sold .........................               --             --             --              --
                                                                     --------------  -------------  -------------  --------------
     Net increase in net assets resulting from operations ........        8,261,357      5,240,021     10,092,340       5,034,474
                                                                     --------------  -------------  -------------  --------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income .......................................       (8,261,357)    (5,240,300)   (10,094,660)     (5,036,187)
                                                                     --------------  -------------  -------------  --------------
   RETAIL B SHARES:
     Net investment income .......................................              N/A            N/A            N/A             N/A
                                                                     --------------  -------------  -------------  --------------
   TRUST SHARES:
     Net investment income .......................................              N/A            N/A            N/A             N/A
                                                                     --------------  -------------  -------------  --------------
   BKB SHARES:
     Net investment income .......................................              N/A            N/A            N/A             N/A
                                                                     --------------  -------------  -------------  --------------

       Total Dividends to shareholders ...........................       (8,261,357)    (5,240,300)   (10,094,660)     (5,036,187)
                                                                     --------------  -------------  -------------  --------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ...............       19,097,776     77,865,666    239,226,211     113,691,235
                                                                     --------------  -------------  -------------  --------------

CAPITAL CONTRIBUTION FROM INVESTMENT ADVISOR (NOTE 5) ............               --             --             --              --
                                                                     --------------  -------------  -------------  --------------

   Net increase (decrease) in net assets .........................       19,097,776     77,865,387    239,223,891     113,689,522
                                                                     --------------  -------------  -------------  --------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...................   $  262,148,790  $ 243,051,014  $ 480,835,328  $  241,611,437
                                                                     ==============  =============  =============  ==============

(A) Undistributed (overdistributed) net investment income (loss) .   $       (5,391) $      (5,391) $      (4,086) $       (1,766)
                                                                     ==============  =============  =============  ==============

-----------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on page 36 and 37.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      34-35

GALAXY MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY


                                                                         MONEY MARKET FUND              GOVERNMENT FUND
                                                                  ------------------------------  ------------------------------
                                                                            YEARS ENDED                   YEARS ENDED
                                                                            OCTOBER 31,                   OCTOBER 31,
                                                                       2000           1999            2000           1999
                                                                  --------------  --------------  --------------  --------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold ........................................................  $8,268,570,953  $6,810,510,960  $  743,509,199  $  752,972,310
   Issued to shareholders in reinvestment of dividends .........     146,291,812     103,931,212      18,402,924      15,539,078
   Repurchased .................................................  (8,063,682,800) (6,619,773,827)   (777,745,452)   (772,791,398)
                                                                  --------------  --------------  -------------   --------------
   Net increase (decrease) in shares outstanding ...............  $  351,179,965  $  294,668,345  $  (15,833,329) $   (4,280,010)
                                                                  ==============  ==============  ==============  ==============
RETAIL B SHARES:
   Sold ........................................................  $   14,255,894  $   55,831,317             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........         104,601          65,248             N/A             N/A
   Repurchased .................................................     (14,520,464)    (55,018,715)            N/A             N/A
                                                                  --------------  --------------  --------------  --------------
   Net increase (decrease) in shares outstanding ...............  $     (159,969) $      877,850             N/A             N/A
                                                                  ==============  ==============  ==============  ==============
TRUST SHARES:
   Sold ........................................................  $3,066,536,467  $2,538,829,954  $1,468,685,373  $1,357,748,522
   Issued in connection with acquisition (Note  8) .............       7,620,184              --              --              --
   Issued to shareholders in reinvestment of dividends .........         238,892         134,516         592,505         487,478
   Repurchased .................................................  (2,755,003,951) (2,122,549,024) (1,532,597,910) (1,489,151,642)
                                                                  --------------  --------------  --------------  --------------
   Net increase (decrease) in shares outstanding ...............  $  319,391,592  $  416,415,446  $  (63,320,032) $ (130,915,642)
                                                                  ==============  ==============  ==============  ==============
BKB SHARES:
   Sold ........................................................  $   55,732,830             N/A             N/A             N/A
   Issued in connection with acquisition (Note  8) .............     163,912,313             N/A             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........       3,263,395             N/A             N/A             N/A
   Repurchased .................................................    (102,158,611)            N/A             N/A             N/A
                                                                  --------------  --------------  --------------  --------------
   Net increase in shares outstanding ..........................  $  120,749,927             N/A             N/A             N/A
                                                                  ==============  ==============  ==============  ==============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold ........................................................   8,268,570,953   6,810,510,960     743,509,199     752,972,310
   Issued to shareholders in reinvestment of dividends .........     146,291,812     103,931,212      18,402,924      15,539,078
   Repurchased .................................................  (8,063,682,800) (6,619,773,827)   (777,745,452)   (772,791,398)
                                                                  --------------  --------------  --------------  --------------
   Net increase (decrease) in shares outstanding ...............     351,179,965     294,668,345     (15,833,329)     (4,280,010)
                                                                  ==============  ==============  ==============  ==============
RETAIL B SHARES:
   Sold ........................................................      14,255,894      55,831,317             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........         104,601          65,248             N/A             N/A
   Repurchased .................................................     (14,520,464)    (55,018,715)            N/A             N/A
                                                                  --------------  --------------  --------------  --------------
   Net increase (decrease) in shares outstanding ...............        (159,969)        877,850             N/A             N/A
                                                                  ==============  ==============  ==============  ==============
TRUST SHARES:
   Sold ........................................................   3,066,536,467   2,538,829,954   1,468,685,373   1,357,748,522
   Issued in connection with acquisition (Note  8) .............       7,621,993              --              --              --
   Issued to shareholders in reinvestment of dividends .........         238,892         134,516         592,505         487,478
   Repurchased .................................................  (2,755,003,951) (2,122,549,024) (1,532,597,910) (1,489,151,642)
                                                                  --------------  --------------  --------------  --------------
   Net increase (decrease) in shares outstanding ...............     319,393,401     416,415,446     (63,320,032)   (130,915,642)
                                                                  ==============  ==============  ==============  ==============
BKB SHARES:
   Sold ........................................................      55,732,830             N/A             N/A             N/A
   Issued in connection with acquisition (Note  8) .............     163,951,222             N/A             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........       3,263,395             N/A             N/A             N/A
   Repurchased .................................................    (102,158,611)            N/A             N/A             N/A
                                                                  --------------  --------------  --------------  --------------
   Net increase in shares outstanding ..........................     120,788,836             N/A             N/A             N/A
                                                                  ==============  ==============  ==============  ==============


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      36-37

                                                                    U.S. TREASURY FUND               TAX-EXEMPT FUND
                                                               -----------------------------  -----------------------------
                                                                       YEARS ENDED                     YEARS ENDED
                                                                       OCTOBER 31,                     OCTOBER 31,
                                                                   2000            1999           2000            1999
                                                               -------------- --------------  --------------  -------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold .....................................................  $1,698,310,672 $1,323,763,867  $  734,554,805  $ 579,782,056
   Issued to shareholders in reinvestment of dividends ......      29,379,151     24,034,012       5,950,738      4,254,656
   Repurchased ..............................................  (1,767,331,977)(1,322,862,475)   (684,649,168)   (588,319,329)
                                                               -------------- --------------  --------------  -------------
   Net increase (decrease) in shares outstanding ............  $  (39,642,154)$   24,935,404  $   55,856,375  $  (4,282,617)
                                                               ============== ==============  ==============  =============
RETAIL B SHARES:
   Sold .....................................................             N/A            N/A             N/A            N/A
   Issued to shareholders in reinvestment of dividends ......             N/A            N/A             N/A            N/A
   Repurchased ..............................................             N/A            N/A             N/A            N/A
                                                               -------------- --------------  --------------  -------------
   Net increase (decrease) in shares outstanding ............             N/A            N/A             N/A            N/A
                                                               ============== ==============  ==============  =============
TRUST SHARES:
   Sold .....................................................  $  594,818,752 $  701,245,755  $  890,432,517  $ 618,365,910
   Issued in connection with acquisition (Note  8) ..........              --             --     736,875,656             --
   Issued to shareholders in reinvestment of dividends ......       1,437,395      1,291,866              --             --
   Repurchased ..............................................    (545,245,702)  (672,762,610)   (906,982,301)  (289,404,067)
                                                               -------------- --------------  --------------  -------------
   Net increase (decrease) in shares outstanding ............  $   51,010,445 $   29,775,011  $  720,325,872  $ 328,961,843
                                                               ============== ==============  ==============  =============
BKB SHARES:
   Sold .....................................................  $  113,884,896            N/A  $   61,631,050            N/A
   Issued in connection with acquisition (Note  8) ..........     326,518,379            N/A     141,125,080            N/A
   Issued to shareholders in reinvestment of dividends ......       5,784,933            N/A       1,461,060            N/A
   Repurchased ..............................................    (201,438,625)           N/A    (120,319,557)           N/A
                                                               -------------- --------------  --------------  -------------
   Net increase in shares outstanding .......................  $ -244,749,583            N/A  $   83,897,633            N/A
                                                               ============== ==============  ==============  =============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold .....................................................   1,698,310,672  1,323,763,867     734,554,805    579,782,056
   Issued to shareholders in reinvestment of dividends ......      29,379,151     24,034,012       5,950,738      4,254,657
   Repurchased ..............................................  (1,767,331,977)(1,322,862,475)   (684,649,168)  (588,319,329)
                                                               -------------- --------------  --------------  -------------
   Net increase (decrease) in shares outstanding ............     (39,642,154)    24,935,404      55,856,375     (4,282,616)
                                                               ============== ==============  ==============  =============
RETAIL B SHARES:
   Sold .....................................................             N/A            N/A             N/A            N/A
   Issued to shareholders in reinvestment of dividends ......             N/A            N/A             N/A            N/A
   Repurchased ..............................................             N/A            N/A             N/A            N/A
                                                               -------------- --------------  --------------  -------------
   Net increase (decrease) in shares outstanding ............             N/A            N/A             N/A            N/A
                                                               ============== ==============  ==============  =============
TRUST SHARES:
   Sold .....................................................     594,818,752    701,245,755     890,432,517    618,365,910
   Issued in connection with acquisition (Note  8) ..........              --             --     736,971,362             --
   Issued to shareholders in reinvestment of dividends ......       1,437,395      1,291,866              --             --
   Repurchased ..............................................    (545,245,702)  (672,762,610)   (906,982,301)  (289,404,067)
                                                               -------------- --------------  --------------  -------------
   Net increase (decrease) in shares outstanding ............      51,010,445     29,775,011     720,421,578    328,961,843
                                                               ============== ==============  ==============  =============
BKB SHARES:
   Sold .....................................................     113,884,896            N/A      61,631,050            N/A
   Issued in connection with acquisition (Note  8) ..........     326,516,384            N/A     141,143,410            N/A
   Issued to shareholders in reinvestment of dividends ......       5,784,933            N/A       1,461,060            N/A
   Repurchased ..............................................    (201,438,625)           N/A    (120,319,557)           N/A
                                                               -------------- --------------  --------------  -------------
   Net increase in shares outstanding .......................     244,747,588            N/A      83,915,963            N/A
                                                               ============== ==============  ==============  =============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      36-37

                                                               CONNECTICUT MUNICIPAL        MASSACHUSETTS MUNICIPAL
                                                                 MONEY MARKET FUND             MONEY MARKET FUND
                                                           -----------------------------  -----------------------------
                                                                   YEARS ENDED                    YEARS ENDED
                                                                   OCTOBER 31,                    OCTOBER 31,
                                                               2000           1999            2000           1999
                                                           --------------  -------------  -------------  --------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold .................................................  $  594,009,719  $ 561,490,148  $ 966,197,524  $  497,315,703
   Issued to shareholders in reinvestment of dividends ..       4,354,922      2,878,303      4,743,897       2,079,087
   Repurchased ..........................................    (579,266,865)  (486,502,785)  (731,715,210)   (385,703,555)
                                                           --------------  -------------  -------------  --------------
   Net increase (decrease) in shares outstanding ........  $   19,097,776  $  77,865,666  $ 239,226,211  $  113,691,235
                                                           ==============  =============  =============  ==============
RETAIL B SHARES:
   Sold .................................................             N/A            N/A            N/A             N/A
   Issued to shareholders in reinvestment of dividends ..             N/A            N/A            N/A             N/A
   Repurchased ..........................................             N/A            N/A            N/A             N/A
                                                           --------------  -------------  -------------  --------------
   Net increase (decrease) in shares outstanding ........             N/A            N/A            N/A             N/A
                                                           ==============  =============  =============  ==============
TRUST SHARES:
   Sold .................................................             N/A            N/A            N/A             N/A
   Issued in connection with acquisition (Note  8) ......             N/A            N/A            N/A             N/A
   Issued to shareholders in reinvestment of dividends ..             N/A            N/A            N/A             N/A
   Repurchased ..........................................             N/A            N/A            N/A             N/A
                                                           --------------  -------------  -------------  --------------
   Net increase (decrease) in shares outstanding ........             N/A            N/A            N/A             N/A
                                                           ==============  =============  =============  ==============
BKB SHARES:
   Sold .................................................             N/A            N/A            N/A             N/A
   Issued in connection with acquisition (Note  8) ......             N/A            N/A            N/A             N/A
   Issued to shareholders in reinvestment of dividends ..             N/A            N/A            N/A             N/A
   Repurchased ..........................................             N/A            N/A            N/A             N/A
                                                           --------------  -------------  -------------  --------------
   Net increase in shares outstanding ...................             N/A            N/A            N/A             N/A
                                                           ==============  =============  =============  ==============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold .................................................     594,009,719    561,490,148    966,197,524     497,315,703
   Issued to shareholders in reinvestment of dividends ..       4,354,922      2,878,303      4,743,897       2,079,087
   Repurchased ..........................................    (579,266,865)  (486,502,785)  (731,715,210)   (385,703,555)
                                                           --------------  -------------  -------------  --------------
   Net increase (decrease) in shares outstanding ........      19,097,776     77,865,666    239,226,211     113,691,235
                                                           ==============  =============  =============  ==============
RETAIL B SHARES:
   Sold .................................................             N/A            N/A            N/A             N/A
   Issued to shareholders in reinvestment of dividends ..             N/A            N/A            N/A             N/A
   Repurchased ..........................................             N/A            N/A            N/A             N/A
                                                           --------------  -------------  -------------  --------------
   Net increase (decrease) in shares outstanding ........             N/A            N/A            N/A             N/A
                                                           ==============  =============  =============  ==============
TRUST SHARES:
   Sold .................................................             N/A            N/A            N/A             N/A
   Issued in connection with acquisition (Note  8) ......             N/A            N/A            N/A             N/A
   Issued to shareholders in reinvestment of dividends ..             N/A            N/A            N/A             N/A
   Repurchased ..........................................             N/A            N/A            N/A             N/A
                                                           --------------  -------------  -------------  --------------
   Net increase (decrease) in shares outstanding ........             N/A            N/A            N/A             N/A
                                                           ==============  =============  =============  ==============
BKB SHARES:
   Sold .................................................             N/A            N/A            N/A             N/A
   Issued in connection with acquisition (Note  8) ......             N/A            N/A            N/A             N/A
   Issued to shareholders in reinvestment of dividends ..             N/A            N/A            N/A             N/A
   Repurchased ..........................................             N/A            N/A            N/A             N/A
                                                           --------------  -------------  -------------  --------------
   Net increase in shares outstanding ...................             N/A            N/A            N/A             N/A
                                                           ==============  =============  =============  ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      36-37

MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

 RETAIL A SHARES

                                                                                   YEARS ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------
                                                                  2000         1999         1998         1997         1996

                                                              -----------  -----------  ------------ ------------  -----------

 Net Asset Value, Beginning of Period.....................    $      1.00  $      1.00  $       1.00 $       1.00  $      1.00
                                                              -----------  -----------  ------------ ------------  -----------
 Income from Investment Operations:
   Net investment income (A)..............................           0.06         0.04          0.05         0.05         0.05
                                                              -----------  -----------  ------------ ------------  -----------
 Less Dividends:
   Dividends from net investment income...................          (0.06)       (0.04)        (0.05)       (0.05)       (0.05)
                                                              -----------  -----------  ------------ ------------  -----------
 Net increase (decrease) in net asset value...............             --           --            --           --           --
                                                              -----------  -----------  ------------ ------------  -----------
 Net Asset Value, End of Period...........................    $      1.00  $      1.00  $       1.00 $       1.00  $      1.00
                                                              ===========  ===========  ============ ============  ===========

 Total Return (B).........................................           5.77%        4.54%         5.04%        4.93%        4.78%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's)........................    $ 2,785,840  $ 2,434,662  $  2,139,213 $  1,877,889  $ 1,159,312
 Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.................................           5.65%        4.45%         4.94%        4.85%        4.67%
   Operating expenses including reimbursement/waiver......           0.63%        0.65%         0.67%        0.69%        0.77%
   Operating expenses excluding reimbursement/waiver......           0.69%        0.69%         0.71%        0.73%        0.80%

---------------------------------------------------------

 *   Annualized.
**   Not Annualized.
(1)  The Fund began offering Retail B Shares on March 6, 1997.
(2)  The Fund began issuing BKB Shares on June 19, 2000.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.06, $0.04, $0.05, $0.05 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.06, $0.05, $0.05, $0.05 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2000, 1999 and 1998 and the period ended October 31, 1997 were $0.05, $0.04, $0.04 and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.02.
(B) Calculation does not include the effect of any sales charge for Retail B Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      38-39

                                                               TRUST SHARES

                                                                                  YEARS ENDED OCTOBER 31,
                                                               --------------------------------------------------------------
                                                                   2000         1999         1998        1997         1996
                                                               -----------  -----------  ----------- -----------  -----------


 Net Asset Value, Beginning of Period.....................     $      1.00  $      1.00  $      1.00 $      1.00  $      1.00
                                                               -----------  -----------  ----------- -----------  -----------
 Income from Investment Operations:
   Net investment income (A)..............................            0.06         0.05         0.05        0.05         0.05
                                                               -----------  -----------  ----------- -----------  -----------
 Less Dividends:
   Dividends from net investment income...................           (0.06)       (0.05)       (0.05)      (0.05)       (0.05)
                                                               -----------  -----------  ----------- -----------  -----------
 Net increase (decrease) in net asset value...............              --           --           --          --           --
                                                               -----------  -----------  ----------- -----------  -----------
 Net Asset Value, End of Period...........................     $      1.00  $      1.00   $     1.00 $      1.00  $      1.00
                                                               ===========  ===========  =========== ===========  ===========

 Total Return (B).........................................            5.95%       4.72%        5.23%        5.13%        5.00%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's)........................     $ 1,999,243  $ 1,679,875  $ 1,262,900 $ 1,138,185  $   924,222
 Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.................................            5.82%        4.62%        5.12%       5.04%        4.89%
   Operating expenses including reimbursement/waiver......            0.46%        0.48%        0.49%       0.50%        0.55%
   Operating expenses excluding reimbursement/waiver......            0.51%        0.52%        0.53%       0.54%        0.58%

---------------------------------------------------------

 *   Annualized.
**   Not Annualized.
(1)  The Fund began offering Retail B Shares on March 6, 1997.
(2)  The Fund began issuing BKB Shares on June 19, 2000.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.06, $0.04, $0.05, $0.05 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.06, $0.05, $0.05, $0.05 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2000, 1999 and 1998 and the period ended October 31, 1997 were $0.05, $0.04, $0.04 and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.02.
(B) Calculation does not include the effect of any sales charge for Retail B Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      38-39

                                                             RETAIL B SHARES                                    BKB SHARES
                                                                                                                PERIOD ENDED
                                                                           YEARS ENDED OCTOBER 31,               OCTOBER 31,
                                                             ------------------------------------------------
                                                                2000        1999         1998        1997(1)       2000(2)
                                                             ----------  ----------   ----------  -----------   ------------


 Net Asset Value, Beginning of Period.....................   $     1.00  $     1.00   $     1.00  $      1.00   $       1.00
                                                             ----------  ----------   ----------  -----------   ------------
 Income from Investment Operations:
   Net investment income (A)..............................         0.05        0.04         0.04         0.03           0.02
                                                             ----------  ----------   ----------  -----------   ------------
 Less Dividends:
   Dividends from net investment income...................        (0.05)      (0.04)       (0.04)       (0.03)         (0.02)
                                                             ----------  ----------   ----------  -----------   ------------
 Net increase (decrease) in net asset value...............           --          --           --           --             --
                                                             ----------  ----------   ----------  -----------   ------------
 Net Asset Value, End of Period...........................   $     1.00  $     1.00   $     1.00  $      1.00   $       1.00
                                                             ==========  ==========   ==========  ===========   ============

 Total Return (B).........................................         5.01%       3.85%        4.33%        2.66%**        2.26%**

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's)........................   $    2,325  $    2,485   $    1,607  $       749   $    120,778
 Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.................................         4.93%       3.81%        4.26%        4.27%*         5.67%*
   Operating expenses including reimbursement/waiver......         1.35%       1.29%        1.35%        1.38%*         0.61%*
   Operating expenses excluding reimbursement/waiver......         1.46%       1.41%        1.39%        1.42%*         0.65%*

---------------------------------------------------------

 *   Annualized.
**   Not Annualized.
(1)  The Fund began offering Retail B Shares on March 6, 1997.
(2) The Fund began issuing BKB Shares on June 19, 2000.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.06, $0.04, $0.05, $0.05 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.06, $0.05, $0.05, $0.05 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2000, 1999 and 1998 and the period ended October 31, 1997 were $0.05, $0.04, $0.04 and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.02.
(B) Calculation does not include the effect of any sales charge for Retail B Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      38-39

GOVERNMENT FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

 RETAIL A SHARES
                                                                                   YEARS ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------
                                                                  2000         1999         1998         1997         1996
                                                              -----------  -----------  ------------ ------------  -----------

 Net Asset Value, Beginning of Period.....................    $      1.00  $      1.00  $       1.00 $       1.00  $      1.00
                                                              -----------  -----------  ------------ ------------  -----------
 Income from Investment Operations:
   Net investment income (A)..............................           0.05         0.04          0.05         0.05         0.05
                                                              -----------  -----------  ------------ ------------  -----------
 Less Dividends:
   Dividends from net investment income...................          (0.05)       (0.04)        (0.05)       (0.05)       (0.05)
                                                              -----------  -----------  ------------ ------------  -----------
 Net increase (decrease) in net asset value...............             --           --            --           --           --
                                                              -----------  -----------  ------------ ------------  -----------
 Net Asset Value, End of Period...........................    $      1.00  $      1.00  $       1.00 $       1.00  $      1.00
                                                              ===========  ===========  ============ ============  ===========

 Total Return ............................................           5.61%        4.39%         4.94%        4.85%        4.72%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's)........................    $   333,272  $   348,758  $    352,799  $   350,513  $   326,411
 Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.................................           5.44%        4.32%         4.84%        4.74%        4.62%
   Operating expenses including reimbursement/waiver......           0.68%        0.69%         0.70%        0.71%        0.75%
   Operating expenses excluding reimbursement/waiver......           0.69%        0.71%         0.71%        0.72%        0.76%

---------------------------------------------------------------

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.05, $0.04, $0.05, $0.05 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.06, $0.04, $0.05, $0.05 and $0.05, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      40-41

                                                           TRUST SHARES
                                                                                       YEARS ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------------
                                                              2000            1999           1998           1997           1996


 Net Asset Value, Beginning of Period..................... $      1.00    $      1.00    $      1.00    $      1.00    $     1.00
                                                           -----------    -----------    -----------    -----------    ----------
 Income from Investment Operations:
   Net investment income (A)..............................        0.06           0.04           0.05           0.05          0.05
                                                           -----------    -----------    -----------    -----------    ----------
 Less Dividends:
   Dividends from net investment income...................       (0.06)         (0.04)         (0.05)         (0.05)        (0.05)
                                                           -----------    -----------    -----------    -----------    ----------
 Net increase (decrease) in net asset value...............          --             --             --             --            --
                                                           -----------    -----------    -----------    -----------    ----------
 Net Asset Value, End of Period........................... $      1.00    $      1.00    $      1.00    $      1.00    $     1.00
                                                           ===========    ===========    ===========    ===========    ==========

 Total Return ............................................        5.78%          4.58%          5.15%          5.06%         4.95%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's)........................ $   528,502    $   592,305    $   722,476    $   630,859    $  733,759
 Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.................................        5.61%          4.50%          5.03%          4.94%         4.85%
   Operating expenses including reimbursement/waiver......        0.51%          0.51%          0.51%          0.51%         0.52%
   Operating expenses excluding reimbursement/waiver......        0.52%          0.53%          0.52%          0.52%         0.53%

------------------------------------------------------------

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.05, $0.04, $0.05, $0.05 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.06, $0.04, $0.05, $0.05 and $0.05, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      40-41

U.S. TREASURY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

 RETAIL A SHARES

                                                                                   YEARS ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                 2000       1999         1998         1997         1996
                                                              ---------  -----------  ----------  ------------  ---------
Net Asset Value, Beginning of Period......................    $    1.00  $     1.00   $     1.00  $     1.00    $    1.00
                                                              ---------  -----------  ----------  ------------  ---------
Income from Investment Operations:
   Net investment income (A)..............................         0.05        0.04         0.05        0.05         0.05
                                                              ---------  -----------  ----------  ------------  ---------
Less Dividends:
   Dividends from net investment income...................        (0.05)      (0.04)       (0.05)       0.05)       (0.05)
                                                              ---------  -----------  ----------  ------------  ---------
Net increase (decrease) in net asset value................           --          --           --          --           --
                                                              ---------  -----------  ----------  ------------  ---------
Net Asset Value, End of Period............................    $    1.00  $     1.00      $  1.00  $     1.00    $    1.00
                                                              =========  ===========  ==========  ============  =========

Total Return .............................................         5.26%       4.14%        4.73%       4.67%        4.63%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).........................    $ 544,741  $  584,364   $  559,053  $  585,969    $ 443,230
 Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.................................         5.17%       4.06%        4.63%       4.58%        4.53%
   Operating expenses including reimbursement/waiver......         0.65%       0.67%        0.68%       0.69%        0.69%
   Operating expenses excluding reimbursement/waiver......         0.65%       0.67%        0.68%       0.70%        0.69%

-------------------------------------------------------------
 *   Annualized.
**   Not Annualized.
(1)  The Fund began issuing BKB Shares on June 19, 2000.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.05, $0.04, $0.05, $0.05 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.05, $0.04, $0.05, $0.05 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.02.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      42-43

                                                            TRUST SHARES                                              BKB SHARES
                                                                                                                      PERIOD ENDED
                                                                                      YEARS ENDED OCTOBER 31,          OCTOBER 31,
                                                            --------------------------------------------------------
                                                              2000        1999         1998       1997         1996      2000(1)
                                                            --------    --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period......................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                            --------    --------    --------    --------    --------    --------
Income from Investment Operations:
   Net investment income (A)..............................      0.05        0.04        0.05        0.05        0.05        0.02
                                                            --------    --------    --------    --------    --------    --------
Less Dividends:
   Dividends from net investment income...................     (0.05)      (0.04)      (0.05)      (0.05)      (0.05)       0.02)
                                                            --------    --------    --------    --------    --------    --------
Net increase (decrease) in net asset value................        --          --          --          --          --          --
                                                            --------    --------    --------    ---------   --------    --------
Net Asset Value, End of Period............................  $   1.00    $   1.00 $      1.00    $   1.00 $      1.00    $   1.00
                                                            ========    ========    ========    =========   ========    ========

Total Return .............................................      5.42%       4.30%       4.90%       4.85%       4.80%       2.07%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's).........................  $510,815    $459,792    $429,645    $393,175    $354,331    $244,750
 Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.................................      5.33%       4.22%       4.80%       4.75%       4.69%       5.19%*
   Operating expenses including reimbursement/waiver......      0.49%       0.51%       0.51%       0.52%       0.53%       0.63%*
   Operating expenses excluding reimbursement/waiver......      0.49%       0.51%       0.51%       0.53%       0.53%       0.63%*

-----------------------------------------------------------
 *   Annualized.
**   Not Annualized.
(1)  The Fund began issuing BKB Shares on June 19, 2000.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.05, $0.04, $0.05, $0.05 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.05, $0.04, $0.05, $0.05 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.02.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      42-43

TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

 RETAIL A SHARES

                                                                                   YEARS ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                                  2000         1999         1998         1997         1996
                                                              -----------  -----------  -----------  -----------  -----------
Net Asset Value, Beginning of Period......................    $      1.00  $      1.00  $      1.00  $      1.00  $      1.00
                                                              -----------  -----------  -----------  -----------  -----------
Income from Investment Operations:
   Net investment income (A)..............................           0.03         0.02         0.03         0.03         0.03
                                                              -----------  -----------  -----------  -----------  -----------
Less Dividends:
   Dividends from net investment income...................          (0.03)       (0.02)       (0.03)       (0.03)       (0.03)
                                                              -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net asset value................             --           --           --           --           --
                                                              -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of Period............................    $      1.00  $      1.00  $      1.00  $      1.00  $      1.00
                                                              ===========  ===========  ===========  ===========  ===========

Total Return .............................................           3.33%        2.53%        2.89%        2.95%        2.82% *

Ratios/Supplemental Data:
Net Assets, End of Period (000's).........................    $   215,914  $   160,057  $   164,340  $   151,907  $   117,548
 Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.................................           3.39%        2.51%        2.85%        2.92%        2.78%
   Operating expenses including reimbursement/waiver......           0.62%        0.66%        0.67%        0.68%        0.68%
   Operating expenses excluding reimbursement/waiver......           0.64%        0.66%        0.67%        0.69%        0.69%

---------------------------------------------------------
 *   Annualized.
**   Not Annualized.
(1)  The Fund began issuing BKB Shares on June 19, 2000.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.03, $0.02, $0.03, $0.03 and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.03, $0.03, $0.03, $0.03 and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.01.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      44-45

 RETAIL A SHARES                                             TRUST SHARES                                            BKB SHARES
                                                                                                                   PERIOD ENDED
                                                                               YEARS ENDED OCTOBER 31,              OCTOBER 31,
                                                             ------------------------------------------------------
                                                                2000        1999       1998       1997       1996      2000(1)
                                                             ----------  ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Period......................   $     1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                             ----------  ---------   --------- ---------  ---------  ---------
Income from Investment Operations:
   Net investment income (A)..............................         0.03       0.03       0.03       0.03       0.03       0.01
                                                             ----------  ---------   --------- ---------  ---------  ---------
Less Dividends:
   Dividends from net investment income...................        (0.03)      0.03)     (0.03)     (0.03)     (0.03)     (0.01)
                                                             ----------  ---------   --------- ---------  ---------  ---------
Net increase (decrease) in net asset value................           --         --         --         --         --         --
                                                             ---------   ---------   --------- ---------  ---------  ---------
Net Asset Value, End of Period............................   $     1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                             ==========  =========   ========= =========  =========  =========

Total Return .............................................         3.46%      2.67%      3.03%      3.10%      2.97%      1.36%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's).........................   $1,276,445  $ 556,137  $ 227,176  $ 169,316  $ 184,307  $  83,916
 Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.................................         3.52%      2.65%      2.99%      3.05%      2.92%      3.46%*
   Operating expenses including reimbursement/waiver......         0.49%      0.52%      0.53%      0.53%      0.54%      0.55%*
   Operating expenses excluding reimbursement/waiver......         0.51%      0.52%      0.53%      0.53%      0.54%      0.57%*

---------------------------------------------------------
 *   Annualized.
**   Not Annualized.
(1)  The Fund began issuing BKB Shares on June 19, 2000.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.03, $0.02, $0.03, $0.03 and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.03, $0.03, $0.03, $0.03 and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.01.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      44-45

CONNECTICUT MUNICIPAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

 RETAIL A SHARES
                                                                            YEAR ENDED OCTOBER 31,
                                                 --------------------------------------------------------------------------
                                                     2000            1999           1998           1997           1996(1)
                                                 -------------  -------------  --------------  -------------  -------------
Net Asset Value, Beginning of Period .........   $        1.00  $        1.00  $         1.00  $        1.00  $        1.00
                                                 -------------  -------------  --------------  -------------  -------------
Income from Investment Operations:
   Net investment income (A) .................            0.03           0.02            0.03           0.03           0.03
                                                 -------------  -------------  --------------  -------------  -------------
Less Dividends:
   Dividends from net investment income ......           (0.03)         (0.02)          (0.03)         (0.03)         (0.03)
                                                 -------------  -------------  --------------  -------------  -------------
Net increase (decrease) in net asset value ...              --             --              --             --             --
                                                 -------------  -------------  --------------  -------------  -------------
Net Asset Value, End of Period ...............   $        1.00  $        1.00  $         1.00  $        1.00  $        1.00
                                                 =============  =============  ==============  =============  =============

 Total Return ................................            3.21%          2.47%           2.87%          2.94%          2.83%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ............   $     262,149  $     243,051  $      165,186  $     137,095  $     110,544
Ratios to average net assets:
   Net investment income
     including reimbursement/waiver ..........            3.17%          2.44%           2.83%          2.91%          2.79%
   Operating expenses
     including reimbursement/waiver ..........            0.62%          0.62%           0.62%          0.60%          0.64%
   Operating expenses
     excluding reimbursement/waiver ..........            0.64%          0.65%           0.65%          0.65%          0.73%

-------------------------------------------------------------
(1) The Fund commenced operations on October 4, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust with a single series of shares. Prior to the reorganization, the Predecessor Fund offered two series of shares, Investment Shares and Trust Shares. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged shares of the two series for a single series of shares in the Galaxy Connecticut Municipal Money Market Fund.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.03, $0.02,
     $0.03, $0.03 and $0.03, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

 RETAIL A SHARES

                                                                                   YEARS ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------
                                                                  2000         1999         1998         1997        1996(1)
                                                              -----------  -----------  ------------ -----------  -----------
Net Asset Value, Beginning of Period......................    $      1.00  $      1.00  $       1.00  $      1.00  $      1.00
                                                              -----------  -----------  ------------  -----------  -----------
Income from Investment Operations:
   Net investment income (A)..............................           0.03         0.02          0.03         0.03         0.03
                                                              -----------  -----------  ------------  -----------  -----------
Less Dividends:
   Dividends from net investment income...................          (0.03)       (0.02)        (0.03)       (0.03)       (0.03)
                                                              -----------  -----------  ------------  -----------  -----------
Net increase (decrease) in net asset value................             --           --            --           --           --
                                                              -----------  -----------  ------------  -----------  -----------
Net Asset Value, End of Period............................    $      1.00  $      1.00  $       1.00  $      1.00  $      1.00
                                                              ===========  ===========  ============  ===========  ===========

Total Return .............................................           3.31%        2.50%         2.86%        2.92%        2.83%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).........................    $   480,835  $   241,611  $    127,922  $    80,966  $    47,066
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.................................           3.32%        2.48%         2.81%        2.90%        2.78%
   Operating expenses including
     reimbursement/waiver.................................           0.62%        0.62%         0.62%        0.61%        0.62%
   Operating expenses excluding
     reimbursement/waiver.................................           0.63%        0.65%         0.68%        0.69%        0.83%

-----------------------------------------------------------------
(1) The Fund commenced operations on October 5, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.03, $0.02,
     $0.03, $0.03 and $0.03, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. As of the date of this report, the Trust offered thirty-seven managed investment portfolios. The accompanying financial statements and financial highlights are those of the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds (individually, a "Fund," collectively, the "Funds") only.

     The Money Market Fund is authorized to issue four series of shares (Trust Shares, Retail A Shares, Retail B Shares and BKB Shares). The Government Fund is authorized to issue two series of Shares (Trust Shares and Retail A Shares). The U.S. Treasury and Tax-Exempt Funds are authorized to issue three series of shares (Trust Shares, Retail A Shares and BKB Shares). The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds are authorized to issue one series of shares (Retail A Shares). Trust Shares, Retail A Shares, Retail B Shares and BKB Shares are substantially the same, except: (i) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (ii) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Six years after the date of purchase, Retail B Shares of the Money Market Fund will automatically convert to Retail A Shares of such Fund. BKB Shares of the Money Market, U.S. Treasury and Tax-Exempt Funds will convert to Retail A Shares of the same Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into the Trust provided that prior thereto the Board of Trustees of the Trust has determined that such conversion is in the best interest of the holders of such BKB Shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

     PORTFOLIO VALUATION: Securities in the Funds are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in other mutual funds are valued at net asset value.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the outstanding shares of each series.

     DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series of a Fund and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

     REPURCHASE AGREEMENTS: Each Fund, except the U.S. Treasury Fund, may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

NOTES TO FINANCIAL STATEMENTS

     EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

     In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the outstanding shares of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

  3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION,
     SHAREHOLDER SERVICES AND OTHER FEES

     The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the following annual rates: with respect to the Money Market, Government and Tax-Exempt Funds, 0.40% of the average daily net assets of each Fund, and with respect to the U.S. Treasury, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, 0.40% of the first $750,000,000 of net assets of each Fund plus 0.35% of net assets of each Fund in excess of $750,000,000. The Trust has been advised by the Investment Advisor that, with respect to the Money Market, Government and Tax-Exempt Funds, the Investment Advisor intends to waive advisory fees payable to it by each Fund by 0.05% to the extent that a Fund's net assets exceed $750,000,000.

     The Trust and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), a member of PNC Financial Services Group (formerly known as PNC Bank Corp.), are parties to an administration agreement under which PFPC Inc. (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets and 0.0525% of combined average daily net assets in excess of $21 billion. Prior to December 1, 1999,the services described above were provided by First Data Investor Services Group,Inc., a wholly-owned subsidiary of First Data Corp. On that date, PFPC Trust Co., a wholly-owned subsidiary of PFPC Worldwide Inc., and an indirect wholly-owned subsidiary of PNC Bank Corp., acquired all the outstanding stock of First Data Investor Services Group, Inc. As part of that transaction, PFPC Inc., also an indirect wholly-owned subsidiarly of PNC Bank Corp., was merged into First Data Investor Services Group, Inc., which then changed its name to PFPC Inc.

     In addition, PFPC Inc. also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. In accordance with such fee arrangements, PFPC Inc. compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

     Provident Distributors, Inc. (the "Distributor") serves as the distributor of the Trust's shares. Prior to December 1, 1999, First Data Distributors, Inc., a wholly-owned subsidiary of First Data Investor Services Group, Inc., acted as exclusive distributor of the Trust's shares.

     The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares, at an aggregate annual rate not to exceed 0.25% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of the Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.10% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

     The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Money Market Fund. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to the Money Market Fund's outstanding Retail B Shares. The fees paid for shareholder liaison and administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to the Money Market Fund's outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust is currently limiting the Money Market Fund's payments for

NOTES TO FINANCIAL STATEMENTS

shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.10% of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions. For the year ended October 31, 2000, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                             SERVICES           12B-1 PLAN
                                          -----------------------
FUND                           PLAN       SERVICES   DISTRIBUTION
----                           ----       --------   ------------
Money Market Fund ........  $ 2,471,865   $   2,175    $ 15,230
Government Fund ..........      336,331          --          --
U.S. Treasury Fund .......      553,468          --          --
Tax-Exempt Fund ..........      179,525          --          --
Connecticut Municipal
Money Market Fund ........      255,205          --          --
Massachusetts Municipal
Money Market Fund ........      291,580          --          --

     The Trust has adopted a shareholder services plan (the "BKB Plan") with respect to BKB Shares of the Money Market, U.S. Treasury and Tax-Exempt Funds. The BKB Plan provides compensation to institutions (including Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own BKB Shares, at an aggregate annual rate not to exceed 0.25% of the average daily net asset value of the outstanding BKB Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the BKB Plan with respect to each Fund to an annual aggregate rate not to exceed 0.10% of the average daily net asset value of the outstanding BKB Shares beneficially owned by such customers. For the period ended October 31, 2000, the Funds paid fees under the BKB Plan as follows:

                                       BKB
 FUND                                 PLAN
-----                               -------
Money Market Fund ........          $32,750
U.S. Treasury Fund .......           58,439
Tax-Exempt Fund ..........           17,488

     Retail A Shares, Retail B Shares, Trust Shares and BKB Shares of a Fund bear series specific transfer agent charges based upon the number of shareholder accounts for each series. Trust Shares of the Funds (except the Tax-Exempt Fund) also bear additional transfer agency fees in order to compensate PFPC Inc. for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. For the year ended October 31 2000, transfer agent charges for each series, were as follows:

  FUND                     RETAIL A    RETAIL B     TRUST       BKB
 -----                    ----------   --------   --------   -------
Money Market Fund ....... $2,152,216   $  5,283   $138,318   $51,618
Government Fund .........    281,484         --     72,096        --
U.S. Treasury Fund ......    355,400         --     13,824    91,628
Tax-Exempt Fund .........     48,600         --         23    10,199
Connecticut Municipal
Money Market Fund .......     29,965         --         --        --
Massachusetts Municipal
Money Market Fund .......     27,494         --         --        --

     Certain officers of the Trust are officers of the Investment Advisor or PFPC Inc. Such officers receive no compensation from the Trust for serving in their respective roles. Effective September 8, 2000, each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy VIPFund ("VIP") and Galaxy Fund ("Galaxy II") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. For the period May 28, 1999 until September 7, 2000, each Trustee was entitled to receive for services as a Trustee of the Trust, VIP, and Galaxy II an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to May 28, 1999, each Trustee was entitled to receive for services as a Trustee of the Trust, VIP and Galaxy II an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II based on their relative net assets.

     Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

     Expenses for the year ended October 31, 2000 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

  4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

     The Investment Advisor and/or its affiliates and/or the Administrator voluntarily agreed to waive a portion of its fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The InvestmentAdvisor and/or its affiliates and/or the Administrator, at their discretion, may revise or discontinue

NOTES TO FINANCIAL STATEMENTS

the voluntary fee waivers and/or expense reimbursements at any time. For the year ended October 31, 2000, the Investment Advisor and/or its affiliates and/or the Administrator waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:

FUND                                     FEES WAIVED
----                                     -----------
Money Market Fund ............          $  1,875,324
Government Fund ..............                90,817
U.S. Treasury Fund ...........                 3,006
Tax-Exempt Fund ..............               150,706
Connecticut Municipal
     Money Market Fund .......                 3,000
Massachusetts Municipal
     Money Market Fund .......                 3,000

FUND                                 EXPENSES REIMBURSED
-----                                -------------------
Money Market Fund ............          $      1,616
Tax-Exempt Fund ..............                 4,638
Connecticut Municipal
Money Market Fund ............                31,226
Massachusetts Municipal
Money Market Fund ............                31,446

5.   CAPITAL CONTRIBUTION

     On October 28, 1999, the Investment Advisor voluntarily contributed capital to the Money Market Fund, Government Fund and U.S. Treasury Fund in the amounts of approximately $1.3 million, $806,000 and $736,000, respectively. These amounts were contributed to offset losses realized on the sale of certain securities which occured in 1994. The Investment Advisor received no shares of beneficial interest or other consideration in exchange for these contributions which increased the net asset value of each Fund.

6.   SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest in the Funds, each with a par value of $0.001. The Trust's shares are classified into forty-three classes of shares, each consisting of one or more series.

     Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares of a Fund bear the expense of payments under the Services Plan, Retail B Shares of a Fund bear the expense of payments under the 12b-1 Plan, BKBShares of a Fund bear the expense of payments under the BKB Plan and Retail A Shares, Retail B Shares, Trust Shares and BKBShares of a Fund each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.
     Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

7.   CONCENTRATION OF CREDIT

     The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds invest primarily in debt obligations issued by the State of Connecticut and the Commonwealth of Massachusetts, respectively, and their respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. Such Funds are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal funds that are not concentrated in these issuers to the same extent.

8.   ACQUISITION OF BOSTON 1784 FUNDS

     At a meeting held on January 25, 2000, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") providing for the acquisition of the Boston 1784 Funds by the Trust. Purusant to the Agreement, (i) all of the assets and liabilities of the Boston 1784 Prime Money Market Fund were transferred to the Galaxy Money Market Fund in exchange for 7,621,993 Trust Shares and 163,951,222 BKB Shares of the Galaxy Money Market Fund, (ii) all of the assets and liabilities of the Boston 1784 U.S. Treasury Money Market Fund were transferred to the Galaxy U.S. Treasury Fund in exchange for 326,516,384 BKB Shares of the Galaxy U.S. Treasury Fund, and (iii) all of the assets and liabilities of the Boston 1784 Tax-Free Money Market Fund were transferred to the Galaxy Tax-Exempt Fund in exchange for 736,971,362 Trust Shares and 141,143,410 BKB Shares of the Galaxy Tax-Exempt Fund. In related transactions, the assets and liabilities of the other Boston 1784 Fund portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The acquisition, which qualified as a tax-free reorganization for federal income tax purposes, was completed on June 26, 2000, following the approval of the reorganization by Boston 1784 Fund shareholders. The following is a summary of the Net Assets, Shares Outstanding and Net Asset Value per share associated with the transaction:

NOTES TO FINANCIAL STATEMENTS

                                            BEFORE                    AFTER
                                          ACQUISITION              ACQUISITION
                              --------------------------------  ---------------
                                   GALAXY         BOSTON 1784        GALAXY
                                MONEY MARKET      PRIME MONEY     MONEY MARKET
                                    FUND          MARKET FUND         FUND
                              ---------------   --------------  ---------------
Net Assets .................. $ 4,362,446,242   $  171,532,497  $ 4,533,978,739
Shares Outstanding ..........   4,362,211,457      171,573,215    4,533,784,672
Net Asset Value, per share .. $          1.00   $         1.00  $          1.00

                                            BEFORE                    AFTER
                                          ACQUSITION              ACQUISITION
                              --------------------------------  ---------------
                                   GALAXY         BOSTON 1784       GALAXY
                                U.S. TREASURY    U.S. TREASURY   U.S. TREASURY
                                    FUND       MONEY MARKET FUND     FUND
                              ---------------   --------------  ---------------
Net Assets .................. $ 1,047,416,987   $  326,518,379  $ 1,373,935,366
Shares Outstanding ..........   1,047,070,602      326,516,384    1,373,586,986
Net Asset Value, per share .. $          1.00   $         1.00  $          1.00

                                            BEFORE                    AFTER
                                          ACQUISITION              ACQUISITION
                              --------------------------------  ---------------
                                   GALAXY         BOSTON 1784       GALAXY
                                 TAX-EXEMPT        TAX-FREE       TAX-EXEMPT
                                    FUND       MONEY MARKET FUND     FUND
                              ---------------   --------------  ---------------
Net Assets .................. $   595,282,334   $  878,000,736  $ 1,473,283,070
Shares Outstanding ..........     595,433,357      878,114,772    1,473,548,129
Net Asset Value, per share .. $          1.00   $         1.00  $          1.00



9.   FEDERAL TAX INFORMATION

     At October 31, 2000, the following Funds had capital loss carryforwards:

FUND                               AMOUNT     EXPIRATION
---------------                  ---------    ----------
Money Market Fund ............   $   1,032       2007
Tax-Exempt Fund ..............     224,243       2002
                                    13,572       2003
                                     7,498       2004
                                       291       2005

Connecticut Municipal
Money Market Fund ............       6,619       2002
                                       817       2004

Massachusetts Municipal
Money Market Fund ............         133       2001
                                        31       2002
                                    12,416       2004

     The availability of a portion of these capital loss carryforwards, which were acquired on June 19, 2000 in a connection with Boston 1784 Funds reorganization, may be limited in a given year.

10.  TAX INFORMATION (UNAUDITED)

     During the fiscal year ended October 31, 2000, the following Funds earned income from direct obligations of the U. S. Government:

                                 U.S. GOVERNMENT
FUND                                 INCOME
----                                 ------
Money Market Fund ............       1.23%
Government Fund ..............      84.99%
U.S. Treasury Fund ...........        100%

     Appropriate tax information detailing U.S. Government income percentages on a calendar year basis will accompany each sharehoder's year-end tax statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatment. 100% of the income earned by the Tax-Exempt Fund, the Connecticut Municipal Money Market Fund and the Massachusetts Municipal Money Market Fund will generally qualify as exempt from federal and state taxation.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of The Galaxy Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Galaxy Money Market Fund, Galaxy Government Fund, Galaxy U.S. Treasury Fund, Galaxy Tax-Exempt Fund, Galaxy Connecticut Municipal Money Market Fund, and Galaxy Massachusetts Municipal Money Market Fund (six of the portfolios constituting The Galaxy Fund) as of October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended October 31, 1998 were audited by other auditors whose report dated December 23, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Galaxy Money Market Fund, Galaxy Government Fund, Galaxy U.S. Treasury Fund, Galaxy Tax-Exempt Fund, Galaxy Connecticut Municipal Money Market Fund, and Galaxy Massachusetts Municipal Money Market Fund portfolios of The Galaxy Fund at October 31, 2000, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/S/ SIGNATURE ERNST & YOUNG LLP

Boston, Massachusetts
December 15, 2000




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[GRAPHIC OMITTED: GALAXY LOGO]
GALAXY
FUNDS

4400 Computer Drive
P.O. Box 5108
Westborough, MA 01581-5108

-----------------------
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